Filed Pursuant to Rule 497(b)
Registration File No. 033-89088

SPDR® S&P MIDCAP 400® ETF Trust

(“MDY” or the “Trust”)

(A Unit Investment Trust)

Principal U.S. Listing Exchange for SPDR® S&P MIDCAP 400® ETF Trust: NYSE Arca, Inc. under the symbol “MDY”

Prospectus Dated January 28, 2025

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Securities of the Trust (“Units”) are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are such Units deposits or obligations of any bank. Such Units of the Trust involve investment risks, including the loss of principal.

COPYRIGHT 2025 PDR Services LLC

SPDR S&P MIDCAP 400 ETF TRUST

“Standard & Poor’s®,” “S&P®,” “SPDR®,” “S&P MidCap 400®,” “Standard & Poor’s MidCap 400 Indextm,” “S&P MidCap 400 Indextm” and “Standard & Poor’s MidCap 400 Depositary ReceiptsTM” are trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use by S&P Dow Jones Indices LLC (“S&P”), and sublicensed for use by State Street Global Advisors Funds Distributors, LLC. The Trust is permitted to use these trademarks pursuant to a sublicense from State Street Global Advisors Funds Distributors, LLC. The Trust is not sponsored, endorsed, sold or promoted by S&P, its affiliates or its third-party licensors.

i

SUMMARY

Investment Objective

SPDR® S&P MIDCAP 400® ETF Trust (the “Trust”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P MidCap 400® IndexTM (the “Index”).

Fees and Expenses of the Trust

This table estimates the fees and expenses that the Trust pays on an annual basis, which you therefore pay indirectly when you buy and hold Units. It does not reflect brokerage commissions and other fees to financial intermediaries that you may pay for purchases and sales of Units on the secondary markets.

Unitholder Fees:	None
(fees paid directly from your investment)

Estimated Annual Trust Ordinary Operating Expenses:
(expenses that you pay each year as a percentage of the value of your investment)

Current Estimated Annual Trust Ordinary Operating Expenses	As a % of Trust Average Net Assets
Trustee’s Fee	0.10%
S&P License Fee	0.03%
Marketing	0.10%
Other Operating Expenses	0.00%*

Total	0.23%

*	Actual amount of “Other Operating Expenses” is 0.0031% and has been rounded down for purposes of this table.

Future accruals will depend primarily on the level of the Trust’s net assets and the level of expenses. There is no guarantee that the Trust’s ordinary operating expenses will not exceed 0.23% of the Trust’s daily net asset value.

Growth of $10,000 Investment Since Inception(1)(2)

(1)	Past performance is not necessarily an indication of how the Trust will perform in the future.
(2)	Effective as of September 30, 1997, the Trust’s fiscal year end changed from December 31 to September 30.

The Trust’s Investments and Portfolio Turnover

The Trust seeks to achieve its investment objective by holding a portfolio of the common stocks that are included in the Index (the “Portfolio”), with the weight of each stock in the Portfolio substantially corresponding to the weight of such stock in the Index.

In this prospectus, the term “Portfolio Securities” refers to the common stocks that are actually held by the Trust and make up the Trust’s Portfolio, while the term “Index Securities” refers to the common stocks that are included in the Index, as determined by the index provider, S&P Dow Jones Indices LLC (“S&P”). At any time, the Portfolio will consist of as many of the Index Securities as is practicable. To maintain the correspondence between the composition and weightings of Portfolio Securities and Index Securities, the Bank of New York Mellon (the “Trustee”) adjusts the Portfolio from time to time to conform to periodic changes made by S&P to the identity and/or relative weightings of Index Securities in the Index. The Trustee aggregates certain of these adjustments and makes changes to the Portfolio at least monthly, or more frequently in the case of significant changes to the Index.

The Trust may pay transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its Portfolio). Such transaction costs may be higher if there are significant rebalancings of Index Securities in the Index, which may also result in higher taxes when Units are held in a taxable account. These costs, which are not reflected in estimated annual Trust ordinary operating expenses, affect the Trust’s performance. During the most recent fiscal year, the Trust’s portfolio turnover rate was 20.43% of the average value of its portfolio. The Trust’s portfolio turnover rate does not include securities received or delivered from processing creations or redemptions of Units. Portfolio turnover will be a function of changes to the Index as well as requirements of the Trust Agreement (as defined below in “Organization of the Trust”).

Although the Trust may fail to own certain Index Securities at any particular time, the Trust generally will be substantially invested in Index Securities, which should result in a close correspondence between the performance of the Index and the performance of the Trust. See “The S&P MidCap 400 Index” below for more information regarding the Index. The Trust does not hold or trade futures or swaps and is not a commodity pool.

Dividends

Payments of dividends are made quarterly, on the last Business Day (as defined in Purchases and Redemptions of Creation Units — Purchase (Creation)”) of April, July, October and January. See “Dividends and Distributions” and “Additional Information Regarding Dividends and Distributions.”

Redemption of Units

Only certain institutional investors (typically market makers or other broker-dealers) are permitted to purchase or redeem Units directly with the Trust, and they may do so only in large blocks of 25,000 Units known as “Creation Units.” See “Purchases and Redemptions of Creation Units — Redemption” and “Trust Agreement” for more information regarding the rights of Beneficial Owners (as defined in “Book-Entry-Only System”).

Voting Rights; Book-Entry-Only System

Beneficial Owners shall not have the right to vote concerning the Trust, except with respect to termination and as otherwise expressly set forth in the Trust Agreement. See “Trust Agreement.” Units are represented by one or more global securities registered in the name of Cede & Co., as nominee for The Depository Trust Company (“DTC”), and deposited with, or on behalf of, DTC. See “Book-Entry-Only System.”

Amendments to the Trust Agreement

The Trust Agreement (as defined below in “Organization of the Trust”) may be amended from time to time by the Trustee and PDR Services, LLC (the “Sponsor”) without the consent of any Beneficial Owners to cure certain defects or as may be required by applicable laws. The Trust Agreement may also be amended by the Sponsor and the Trustee with the consent of the Beneficial Owners to modify the rights of Beneficial Owners under certain circumstances. Promptly after the execution of an amendment to the Trust Agreement, the Trustee arranges for written notice to be provided to Beneficial Owners. See “Trust Agreement — Amendments to the Trust Agreement.”

Principal Risks of Investing in the Trust

As with all investments, there are certain risks of investing in the Trust, and you could lose money on an investment in the Trust. Prospective investors should carefully consider the risk factors described below, as well as the additional risk factors under “Additional Risk Information” and the other information included in this prospectus, before deciding to invest in Units.

Passive Strategy/Index Risk. The Trust is not actively managed. Rather, the Trust attempts to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Trust will hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Trust’s return to be lower than if the Trust employed an active strategy.

Index Tracking Risk. While the Trust is intended to track the performance of the Index as closely as possible (i.e., to achieve a high degree of correlation with the Index), the Trust’s return may not match or achieve a high degree of correlation with the return of the Index due to expenses and transaction costs incurred in adjusting the Portfolio. In addition, it is possible that the Trust may not always fully replicate the performance of the Index due to the unavailability of certain Index Securities in the secondary market or due to other extraordinary circumstances (e.g., if trading in a security has been halted).

Equity Investing and Market Risk. An investment in the Trust involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates, perceived trends in securities prices, war, acts of terrorism, the spread of infectious disease or other public health issues. Local, regional or global events such as war, acts of terrorism, the spread of infectious disease or other public health issues, recessions, or other events could have a significant impact on the Trust and its investments and could result in increased premiums or discounts to the Trust’s net asset value. For example, conflict, loss of life and disaster connected to ongoing armed conflicts between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on their respective regions, including significant adverse effects on the regional or global economies and the markets for certain securities. Russia’s invasion of Ukraine has resulted in sanctions against Russian governmental institutions, Russian entities, and Russian individuals that may result in the devaluation of Russian currency; a downgrade in the country’s credit rating; a freeze of Russian foreign assets; and a decline in the value and liquidity of Russian securities, properties, or interests. These Russian-related sanctions as well as the potential for military escalation and other corresponding events in Europe and the Middle East, and the resulting disruption of the Russian and Israeli economies, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Trust, even if the Trust does not have direct exposure to securities of Russian or Israeli issuers.

An investment in the Trust is subject to the risks of any investment in a broadly based portfolio of equity securities, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. The value of Portfolio Securities may fluctuate in accordance with changes in the financial condition of the issuers of Portfolio Securities, the value of equity securities generally and other factors. The identity and weighting of Index Securities and the Portfolio Securities change from time to time.

The financial condition of issuers of Portfolio Securities may become impaired or the general condition of the stock market may deteriorate, either of which may cause a decrease in the value of the Portfolio and thus in the value of Units. Since the Trust is not actively managed, the adverse financial condition of an issuer will not result in its elimination from the Portfolio unless such issuer is removed from the Index. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises, as well as war, acts of terrorism and the spread of infectious disease or other public health issues.

The impact of infectious disease outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally. These factors, as well as any restrictive measures instituted in order to prevent or control a pandemic or other public health crisis could have a material and adverse effect on the Trust’s investments.

Holders of common stocks of any given issuer incur more risk than holders of preferred stocks and debt obligations of the issuer because the rights of common stockholders, as owners of the issuer, generally are subordinate to the rights of creditors of, or holders of debt obligations or preferred stocks issued by, such issuer. Further, unlike debt securities that typically have a stated principal amount payable at maturity, or preferred stocks that typically have a liquidation preference and may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Equity securities values are subject to market fluctuations as long as the equity securities remain outstanding. The value of the Portfolio will fluctuate over the entire life of the Trust.

There can be no assurance that the issuers of Portfolio Securities will pay dividends. Distributions generally depend upon the declaration of dividends by the issuers of Portfolio Securities, and the declaration of such dividends generally depends upon various factors, including the financial condition of the issuers and general economic conditions.

Mid-Capitalization Companies Risk. The companies in which the Trust invests are generally considered mid-capitalization companies. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and, therefore, the Trust’s Unit price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid, making it difficult for the Trust to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Trust Performance

The following bar chart and table provide an indication of the risks of investing in the Trust by showing changes in the Trust’s performance based on net assets from year to year and by showing how the Trust’s average annual return for certain time periods compares with the average annual return of the Index. The Trust’s past performance (before and after taxes) is not necessarily an indication of how the Trust will perform in the future. Updated performance information is available online at http://www.spdrs.com.

The payable and reinvestment dates for distributions are on the last Business Day of April, July, October and January, the month following the declaration of distributions (see “Dividends and Distributions”). The total returns in the bar chart, as well as the total and after-tax returns presented in the table, have been calculated assuming that the reinvestment price for the last income distribution made in the last calendar year shown below (i.e., 12/20/24) was the net asset value per Unit (“NAV”) on the last Business Day of such year (i.e., 12/31/24), rather than the actual reinvestment price for such distribution which was the NAV on the last Business Day of January of the following calendar year (e.g., 1/31/25). Therefore, the actual performance calculation for the last calendar year may be different from that shown below in the bar chart and table.

Annual Total Return (years ended 12/31)

Highest Quarterly Return: 24.29% for the quarter ended December 31, 2020

Lowest Quarterly Return: -29.78% for the quarter ended March 31, 2020

Average Annual Total Returns (for periods ending December 31, 2024)

The after-tax returns presented in the table are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Units through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a holder of Units from realizing a capital loss on a sale of the Units.

	Past One Year	Past Five Years	Past Ten Years
Trust
Return Before Taxes	13.57%	10.03%	9.37%
Return After Taxes on Distributions	13.01%	9.48%	8.80%
Return After Taxes on Distributions and Redemption of Creation Units	8.02%	7.68%	7.37%
Index (assumes reinvestment of dividends; reflects no deduction for fees, expenses or taxes)	13.93%	10.34%	9.68%

PURCHASE AND SALE INFORMATION

Individual Units of the Trust may be purchased and sold on NYSE Arca, Inc. (the “Exchange”), under the market symbol “MDY,” through your broker-dealer at market prices. Units trade at market prices that may be greater than NAV (premium) or less than NAV (discount). Units may be purchased on other trading markets or venues in addition to the Exchange.

Only certain institutional investors (typically market makers or other broker-dealers) are permitted to purchase or redeem Units directly with the Trust, and they may do so only in large blocks of 25,000 Units known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication of the securities included in the Index.

TAX INFORMATION

The Trust will make distributions that are expected to be taxable currently to you as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. See “Federal Income Taxes,” below, for more information.

THE S&P MIDCAP 400 INDEX

The Index is composed of four hundred (400) selected stocks, all of which are listed on national stock exchanges, and span a broad range of major industries. As of December 31, 2024, the five largest industry groups represented in the Index were: Capital Goods 14.71%; Financial Services 6.92%; Banks 6.57%; Equity Real Estate Investment Trusts 6.46%; and Materials 6.33%. Current information regarding the market value of the Index is available from market information services. The Index is determined, comprised and calculated without regard to the Trust.

S&P is not responsible for and does not participate in the creation or sale of Units or in the determination of the timing, pricing, or quantities and proportions of purchases or sales of Index Securities or Portfolio Securities by the Trust. The information in this prospectus concerning S&P and the Index has been obtained from sources that the Sponsor believes to be reliable, but the Sponsor takes no responsibility for the accuracy of such information.

The following table shows the actual performance of the Index for the years 1991 through 2024. The results shown should not be considered representative of the income yield or capital gain or loss that may be generated by the Index in the future. THE RESULTS SHOULD NOT BE CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE TRUST.

Year	Calendar Year-End Index Value* December 31, 1990 = 100	Change in Index for Calendar Year	Calendar Year-End Yield**
1990	100.00	—%	3.16%
1991	146.59	+46.59	2.03
1992	160.56	+9.53	1.96
1993	179.33	+11.72	1.85
1994	169.44	-5.54	2.10
1995	217.84	+28.56	1.65
1996	255.58	+17.32	1.62
1997	333.37	+30.44	1.38
1998	392.31	+17.68	1.22
1999	444.67	+13.35	1.07
2000	516.76	+16.21	0.99
2001	508.31	-1.64	1.05
2002	429.79	-15.45	1.21
2003	576.01	+34.02	1.08
2004	663.31	+15.16	1.08
2005	738.05	+11.27	1.14
2006	804.37	+8.99	1.24
2007	858.20	+6.69	1.21
2008	538.28	-37.28	2.18
2009	726.67	+35.00	1.45
2010	907.25	+24.85	1.33
2011	879.16	-3.10	1.52
2012	1,020.43	+16.07	1.47
2013	1,342.53	+31.57	1.31
2014	1,452.44	+8.19	1.48
2015	1,398.58	-3.71	1.71
2016	1,660.58	+18.73	1.54
2017	1,900.57	+14.45	1.44
2018	1,663.04	-12.50	1.84
2019	2,063.02	+24.05	1.60
2020	2,306.62	+11.81	1.37
2021	2,842.01	+23.21	1.18
2022	2,430.38	-14.48	1.69
2023	2,781.54	+14.45	1.59
2024	3,120.94	+12.20	1.48

*	Source: S&P. Reflects no deduction for fees, expenses or taxes.
**	Source: S&P. Yields are obtained by dividing the aggregate cash dividends by the aggregate market value of the stocks in the Index.

DIVIDENDS AND DISTRIBUTIONS

Dividends and Capital Gains

Holders of Units receive on the last Business Day of April, July, October and January an amount corresponding to the amount of any cash dividends declared on the Portfolio Securities during the applicable period, net of fees and expenses associated with operation of the Trust, and taxes, if applicable. Because of such fees and expenses, the dividend yield for Units is ordinarily less than that of the Index. Although all such distributions are currently made quarterly, under certain limited circumstances the Trustee may vary the times at which distributions are made.

Any capital gain income recognized by the Trust in any taxable year that is not distributed during the year ordinarily is distributed at least annually in January of the following taxable year. The Trust may make additional distributions shortly after the end of the year in order to satisfy certain distribution requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”).

The amount of distributions may vary significantly from period to period. Under certain limited circumstances, special dividend payments also may be made to holders of Units. See “Additional Information Regarding Dividends and Distributions.” Investors should consult their tax advisors regarding tax consequences associated with Trust dividends, as well as those associated with Unit sales or redemptions.

Dividend Reinvestment Service

The Trust has made the Dividend Reinvestment Service available for use by Beneficial Owners through DTC Participants for reinvestment of their cash proceeds. Some DTC Participants may not elect to utilize the Dividend Reinvestment Service; therefore, an interested investor may wish to contact his or her broker or other custodian to ascertain the availability of the Dividend Reinvestment Service. Each broker may require investors to adhere to specific procedures and timetables in order to participate in the Dividend Reinvestment Service.

Distributions reinvested in additional Units through the Dividend Reinvestment Service are nevertheless taxable dividends to Beneficial Owners to the same extent as if such dividends had been received in cash.

The Trustee credits to the Trust cash equal to the net asset value of the Units issued to Beneficial Owners participating in reinvestment through the Dividend Reinvestment Service and generally applies the cash in the ordinary administration of the Trust to the acquisition of Index Securities in connection with portfolio deposits and portfolio rebalancing. The portion of the participating Beneficial Owners’ dividend distribution which exceeds the cash credited to the Trust in respect of the creation of Units is distributed, on a pro rata basis, to the participating Beneficial

Owners. Brokerage commissions, if any, incurred in obtaining Index Securities necessary to create additional Units with the cash from the distributions are an expense of the Trust.*

From 1999 until April 1, 2014 the Trustee used the services of an affiliated broker-dealer, BNY ConvergEx Execution Solutions LLC (“ConvergEx”), an affiliated broker-dealer, for the execution of all brokerage transactions for the Trust, including all acquisitions of securities relating to the Dividend Reinvestment Service. Starting April 1, 2014, the Trustee used BNY Mellon Capital Markets, LLC, an affiliate of the Trustee, and one or more unaffiliated broker-dealers, instead of ConvergEx, for the execution of all brokerage transactions for the Trust.

FEDERAL INCOME TAXES

The following is a description of the material U.S. federal income tax consequences of owning and disposing of Units. The discussion below provides general tax information relating to an investment in Units, but it does not purport to be a comprehensive description of all the U.S. federal income tax considerations that may be relevant to a particular person’s decision to invest in Units. This discussion does not describe all of the tax consequences that may be relevant in light of the particular circumstances of a beneficial owner of Units, including alternative minimum tax consequences, Medicare contribution tax consequences and tax consequences applicable to beneficial owners subject to special rules, such as:

•	certain financial institutions;

•	regulated investment companies;

•	real estate investment trusts;

•	dealers or traders in securities that use a mark-to-market method of tax accounting;

•	persons subject to special accounting rules under Section 451(b) of the Code;

•	persons holding Units as part of a hedging transaction, straddle, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the Units;

•	U.S. Holders (as defined below) whose functional currency for U.S. federal income tax purposes is not the U.S. dollar;

•	entities classified as partnerships or otherwise treated as pass-through entities for U.S. federal income tax purposes;

*

It is difficult to estimate the annual dollar amount of brokerage commissions that might be incurred in connection with the Dividend Reinvestment Service during any fiscal year. The Trustee estimates that during fiscal year 2024, the approximate amount of brokerage commissions incurred in implementing the Dividend Reinvestment Service was less than $0.0000001 per Unit.

•	certain former U.S. citizens and residents and expatriated entities;

•	tax-exempt entities, including an “individual retirement account” or “Roth IRA”; or

•	insurance companies.

If an entity that is classified as a partnership for U.S. federal income tax purposes holds Units, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. Partnerships holding Units and partners in such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of holding and disposing of the Units in light of their specific circumstances.

The following discussion applies only to an owner of Units that (i) is treated as the beneficial owner of such Units for U.S. federal income tax purposes and (ii) holds such Units as capital assets.

This discussion is based on the Code, administrative pronouncements, judicial decisions, and final, temporary and proposed Treasury regulations all as of the date hereof, any of which is subject to change, possibly with retroactive effect.

Prospective purchasers of Units are urged to consult their tax advisors with regard to the application of the U.S. federal income and estate tax laws to their particular situations, as well as any tax consequences arising under the laws of any state, local or non-U.S. taxing jurisdiction.

Taxation of the Trust

The Trust believes that it qualified as a regulated investment company under Subchapter M of the Code (a “RIC”) for its taxable year ended September 30, 2024 and intends to qualify as a RIC in the current and future taxable years. Assuming that the Trust so qualifies and that it satisfies the distribution requirements described below, the Trust generally will not be subject to U.S. federal income tax on income distributed in a timely manner to the holders of its Units (“Unitholders”).

To qualify as a RIC for any taxable year, the Trust must, among other things, satisfy both an income test and an asset diversification test for such taxable year. Specifically, (i) at least 90% of the Trust’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”) and (ii) the Trust’s holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Trust’s total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Trust’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Trust’s total assets is invested (x) in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Trust controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships.” A “qualified publicly traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of such entity’s gross income for the relevant taxable year consists of Qualifying RIC Income. The Trust’s share of income derived from a partnership other than a “qualified publicly traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Trust.

In order to be exempt from U.S. federal income tax on its distributed income, the Trust must distribute to its Unitholders on a timely basis at least 90% of the sum of (i) its “investment company taxable income” (determined prior to the deduction for dividends paid by the Trust) and (ii) its net tax-exempt interest income for each taxable year. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) and with certain other adjustments. Any taxable income, including any net capital gain, that the Trust does not distribute to its Unitholders in a timely manner will be subject to U.S. federal income tax at regular corporate rates.

A RIC will be subject to a nondeductible 4% excise tax on certain amounts that it fails to distribute during each calendar year. In order to avoid this excise tax, a RIC must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary taxable income for the calendar year, (ii) 98.2% of its capital gain net income for the one-year period ended on October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For purposes of determining whether the Trust has met this distribution requirement, (i) certain ordinary gains and losses that would otherwise be taken into account for the portion of the calendar year after October 31 will be treated as arising on January 1 of the following calendar year and (ii) the Trust will be deemed to have distributed any income or gains on which it has paid U.S. federal income tax. Amounts distributed and reinvested pursuant to the Dividend Reinvestment Service are treated as distributed for all U.S. tax purposes, including for purposes of the distribution requirement described above and the excise tax.

If the Trust failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Trust would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its Unitholders, and all distributions out of earnings and profits would be taxable as dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate U.S. Holders (defined below) and would constitute “qualified dividend income” for individual U.S. Holders. See “Federal Income Taxes — Tax Consequences to U.S. Holders — Distributions.” In addition, the Trust could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC. If the Trust fails to satisfy the income test or diversification test described above, however, it may be able to avoid losing its status as a RIC by timely curing such failure, paying a tax and/or providing notice of such failure to the U.S. Internal Revenue Service (the “IRS”).

In order to meet the distribution requirements necessary to be exempt from U.S. federal income and excise tax, the Trust may be required to make distributions in excess of the yield performance of the Portfolio Securities and may be required to sell securities.

Unless stated otherwise, the remaining discussion assumes that the Trust is treated as a RIC.

Tax Consequences to U.S. Holders

The discussion in this section applies only to U.S. Holders. A “U.S. Holder” is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; or (iii) an estate or trust the income of which is subject to U.S. federal income taxation regardless of its source.

Distributions. Distributions of the Trust’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to U.S. Holders as ordinary income to the extent such distributions are paid out of the Trust’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed distributions, as described below), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the U.S. Holder has owned Units and such distributions generally will not be considered dividends for purposes of the U.S. Holder’s tax treatment. A distribution of an amount in excess of the Trust’s current and accumulated earnings and profits will be treated as a return of capital that will be applied against and reduce the U.S. Holder’s basis in its Units. If the amount of any such distribution exceeds the U.S. Holder’s basis in its Units, the excess will be treated as gain from a sale or exchange of the

Units. Distributions will be treated in the manner described above regardless of whether paid in cash or invested in additional Units pursuant to the Dividend Reinvestment Service.

The ultimate tax characterization of the distributions that the Trust makes during any taxable year cannot be determined until after the end of the taxable year. As a result, it is possible that the Trust will make total distributions during a taxable year in an amount that exceeds its current and accumulated earnings and profits. Return-of-capital distributions may result, for example, if the Trust makes distributions of cash amounts deposited in connection with Portfolio Deposits (as defined below in “Purchases and Redemptions of Creation Units — Purchase (Creation)”). Return-of-capital distributions may be more likely to occur in periods during which the number of outstanding Units fluctuates significantly.

Distributions of the Trust’s “qualified dividend income” to an individual or other non-corporate U.S. Holder will be treated as “qualified dividend income” and will therefore be taxed at rates applicable to long-term capital gains, provided that the U.S. Holder meets certain holding period and other requirements with respect to its Units and that the Trust meets certain holding period and other requirements with respect to the underlying shares of stock. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria.

Dividends distributed by the Trust to a corporate U.S. Holder will qualify for the dividends-received deduction only to the extent that the dividends consist of distributions of dividends eligible for the dividends-received deduction received by the Trust, the Trust meets certain holding period requirements with respect to the underlying shares of stock and the U.S. Holder meets certain holding period and other requirements with respect to the underlying shares of stock. Dividends eligible for the dividends-received deduction generally are dividends from domestic corporations. Distributions of net capital gains by the Trust to a corporate U.S. Holder will not qualify for the dividends-received deduction.

The Trust intends to distribute its net capital gains at least annually. If, however, the Trust retains any net capital gains for reinvestment, it may elect to treat such net capital gains as having been distributed to the Unitholders. If the Trust makes such an election, each U.S. Holder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Trust on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly filed U.S. federal income tax return to the extent that the credit exceeds such tax liability. In addition, each U.S. Holder will be entitled to increase the adjusted tax basis of its Units by the difference between its share of such undistributed net capital gain and the related credit and/or refund. There can be no assurance that the Trust will make this election if it retains all or a portion of its net capital gain for a taxable year.

Because the tax treatment of a distribution depends upon the Trust’s current and accumulated earnings and profits, a distribution received shortly after an acquisition of Units may be taxable, even though, as an economic matter, the distribution represents a return of the U.S. Holder’s initial investment. Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Unitholders of record on a specified date in one of those months, and paid during the following January, will be treated for U.S. federal income tax purposes as having been distributed by the Trust and received by the Unitholders on December 31 of the year in which declared. Unitholders will be notified annually as to the U.S. federal tax status of distributions.

Sales and Redemptions of Units. In general, upon the sale or other disposition of Units, a U.S. Holder will recognize capital gain or loss in an amount equal to the difference, if any, between the amount realized on the sale or other disposition and the U.S. Holder’s adjusted tax basis in the relevant Units. Such gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the relevant Units was more than one year on the date of the sale or other disposition. Under current law, net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) recognized by non-corporate U.S. Holders is generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.

Losses recognized by a U.S. Holder on the sale or other disposition of Units held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such Units. In addition, no loss will be allowed on a sale or other disposition of Units if the U.S. Holder acquires Units (including pursuant to the Dividend Reinvestment Service), or enters into a contract or option to acquire Units, within 30 days before or after such sale or other disposition. In such a case, the basis of the Units acquired will be adjusted to reflect the disallowed loss.

If a U.S. Holder receives an in-kind distribution in redemption of Units (which must constitute a Creation Unit, as discussed in “Purchases and Redemptions of Creation Units — Redemption”), the U.S. Holder will realize gain or loss in an amount equal to the difference between the aggregate fair market value as of the redemption date of the stocks and cash received in the redemption and the U.S. Holder’s adjusted tax basis in the relevant Units. The U.S. Holder will generally have an initial tax basis in the distributed stocks equal to their respective fair market values on the redemption date. The IRS may assert that any resulting loss may not be recognized on the ground that there has been no material change in the U.S. Holder’s economic position. The Trust will not recognize gain or loss for U.S. federal income tax purposes on an in-kind distribution in redemption of Creation Units.

Under U.S. Treasury regulations, if a U.S. Holder recognizes losses with respect to Units of $2 million or more for an individual U.S. Holder or $10 million or more for a corporate U.S. Holder, the U.S. Holder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the U.S. Holder’s treatment of the loss is proper. Certain states may have similar disclosure requirements.

Portfolio Deposits. Upon the transfer of a Portfolio Deposit (as defined below in “Purchases and Redemptions of Creation Units — Purchase (Creation)”) to the Trust, a U.S. Holder will generally realize gain or loss with respect to each stock included in the Portfolio Deposit in an amount equal to the difference, if any, between the amount received with respect to such stock and the U.S. Holder’s basis in the stock. The amount received with respect to each stock included in a Portfolio Deposit is determined by allocating among all of the stocks included in the Portfolio Deposit an amount equal to the fair market value of the Creation Units received (determined as of the date of transfer of the Portfolio Deposit) plus the amount of any cash received from the Trust, reduced by the amount of any cash that the U.S. Holder pays to the Trust. This allocation is made among such stocks in accordance with their relative fair market values as of the date of transfer of the Portfolio Deposit. The IRS may assert that any loss resulting from the transfer of a Portfolio Deposit to the Trust may not be recognized on the ground that there has been no material change in the economic position of the U.S. Holder. The Trust will not recognize gain or loss for U.S. federal income tax purposes on the issuance of Creation Units in exchange for Portfolio Deposits.

Backup Withholding and Information Reporting. Payments on the Units and proceeds from a sale or other disposition of Units will be subject to information reporting unless the U.S. Holder is an exempt recipient. A U.S. Holder will be subject to backup withholding on all such amounts unless (i) the U.S. Holder is an exempt recipient or (ii) the U.S. Holder provides its correct taxpayer identification number (generally, on IRS Form W-9) and certifies that it is not subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the U.S. Holder’s U.S. federal income tax liability and may entitle the U.S. Holder to a refund, provided that the required information is furnished to the IRS on a timely basis.

Tax Consequences to Non-U.S. Holders

The discussion in this section applies only to Non-U.S. Holders. A “Non-U.S. Holder” is a person that, for U.S. federal income tax purposes, is a beneficial owner of Units and is a nonresident alien individual, a foreign corporation, a foreign trust or a foreign estate. The discussion below does not apply to a Non-U.S. Holder who is a nonresident alien individual and is present in the United States for 183 days or more during any taxable year; a nonresident alien individual who is a former citizen or resident of the United States; an expatriated entity; a controlled foreign corporation; a passive foreign investment company; a foreign government for purposes of Section 892 of the Code; or a tax-exempt organization for U.S. federal income tax purposes. Such Non-U.S. Holders should consult their tax advisors with respect to the particular tax consequences to them of an investment in the Trust. The U.S. federal income taxation of a Non-U.S. Holder depends on whether the income that the Non-U.S. Holder derives from the Trust is “effectively connected” with a trade or business that the Non-U.S. Holder conducts in the United States (and, if required by an applicable tax treaty, is attributable to a U.S. permanent establishment maintained by the Non-U.S. Holder).

If the income that a Non-U.S. Holder derives from the Trust is not “effectively connected” with a U.S. trade or business conducted by such Non-U.S. Holder (or, if an applicable tax treaty so provides, the Non-U.S. Holder does not maintain a permanent establishment in the United States), distributions of “investment company taxable income” to such Non-U.S. Holder (including amounts distributed and reinvested pursuant to the Dividend Reinvestment Service) will generally be subject to U.S. federal withholding tax at a rate of 30% (or lower rate under an applicable tax treaty). Provided that certain requirements are satisfied, this withholding tax will not be imposed on dividends paid by the Trust to the extent that the underlying income out of which the dividends are paid consists of U.S.-source interest income or short-term capital gains that would not have been subject to U.S. withholding tax if received directly by the Non-U.S. Holder (“interest-related dividends” and “short-term capital gain dividends,” respectively).

A Non-U.S. Holder whose income from the Trust is not “effectively connected” with a U.S. trade or business (or, if an applicable tax treaty so provides, does not maintain a permanent establishment in the United States) will generally be exempt from U.S. federal income tax on capital gain dividends and any amounts retained by the Trust that are designated as undistributed capital gains. In addition, such a Non-U.S. Holder will generally be exempt from U.S. federal income tax on any gains realized upon the sale or exchange of Units.

If the income from the Trust is “effectively connected” with a U.S. trade or business carried on by a Non-U.S. Holder (and, if required by an applicable tax treaty, is attributable to a U.S. permanent establishment maintained by the Non-U.S. Holder), any distributions of “investment company taxable income,” any capital gain dividends, any amounts retained by the Trust that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Units will be subject to U.S. federal income tax, on a net income basis, at the rates applicable to U.S. Holders. In such a case, the Non-U.S. Holder will be exempt from the U.S. federal withholding tax on distributions of “investment company taxable income” discussed above, although the Non-U.S. Holder will need to deliver to the relevant withholding agent a properly executed IRS Form W-8ECI in order to claim an exemption from withholding. A Non-U.S. Holder that is a corporation may also be subject to the U.S. branch profits tax.

Information returns will be filed with the IRS in connection with certain payments on the Units and may be filed in connection with payments of the proceeds from a sale or other disposition of Units. A Non-U.S. Holder may be subject to backup withholding on distributions or on the proceeds from a redemption or other disposition of Units if such Non-U.S. Holder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption. Backup withholding is not an additional tax. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the Non-U.S. Holder’s U.S. federal income tax liability, if any, and may entitle the Non-U.S. Holder to a refund, provided that the required information is furnished to the IRS on a timely basis.

In order to qualify for the exemption from U.S. withholding on interest-related dividends, to qualify for an exemption from U.S. backup withholding and to qualify for a reduced rate of U.S. withholding tax on Trust distributions pursuant to an income tax treaty, a Non-U.S. Holder must generally deliver to the withholding agent a properly executed IRS form (generally, Form W-8BEN or Form W-8BEN-E, as applicable). In order to claim a refund of any Trust-level taxes imposed on undistributed net capital gain, any withholding taxes or any backup withholding, a Non-U.S. Holder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return, even if the Non-U.S. Holder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

Under Sections 1471 through 1474 of the Code (“FATCA”), a withholding tax at the rate of 30% will generally be imposed on payments of dividends on Units to certain foreign entities (including financial intermediaries) unless the foreign entity provides the withholding agent with certifications and other information (which may include information relating to ownership by U.S. persons of interests in, or accounts with, the foreign entity). Treasury and the IRS have issued proposed regulations that (i) provide that “withholdable payments” will not include gross proceeds from the disposition of property that can produce U.S.-source dividends or interest, as otherwise would have been the case after December 31, 2018, and (ii) state that taxpayers may rely on these provisions of the proposed regulations until final regulations are issued. If FATCA withholding is imposed, a beneficial owner of Units that is not a foreign financial institution generally may obtain a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Non-U.S. Holders should consult their tax advisors regarding the possible implications of FATCA on their investment in Units.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustee and Unitholders of SPDR S&P MidCap 400 ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of SPDR S&P MidCap 400 ETF Trust (the “Trust”) as of September 30, 2024, the related statements of operations and of changes in net assets for each of the three years in the period ended September 30, 2024, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust as of September 30, 2024, the results of its operations and the changes in its net assets for each of the three years in the period ended September 30, 2024 and the financial highlights for each of the five years in the period ended September 30, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
November 25, 2024

We have served as the auditor of one or more investment companies in the SPDR Trusts since 1993.

SPDR S&P MidCap 400 ETF Trust

Statement of Assets and Liabilities

September 30, 2024
Assets:
Investments in securities of unaffiliated issuers, at value (cost $22,490,722,958)	$23,232,676,813
Cash	183,203,052
Receivable from securities sold	127,567,866
Dividend receivable	20,021,913

Total Assets	$23,563,469,644

Liabilities:
Payable for securities purchased	$127,182,991
Distribution payable	65,429,955
Payable to Sponsor	5,837,620
License fee payable	2,518,178
Accrued Trustee fees	1,858,500
Other accrued expenses	433,053

Total Liabilities	203,260,297

Net Assets	$23,360,209,347

Net assets presented by:
Interest in Unitholders (40,991,298 units of fractional undivided interest (Units) outstanding; unlimited units authorized)
Paid-in capital	$24,468,019,704
Total distributable earnings (loss)	(1,107,810,357)

Net Assets	$23,360,209,347

Units of beneficial interest outstanding, no par value, unlimited Units authorized:	40,991,298

Net asset value per Unit:	$569.88

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust

Statements of Operations

	Year Ended September 30,
	2024	2023	2022
Investment Income
Dividend income from unaffiliated issuers	$322,054,440	$285,829,956	$291,905,282

Expenses:
Trustee fees and expenses	21,095,564	19,112,871	19,756,646
Printing and distribution expenses	21,005,721	19,092,871	19,038,640
License fees	6,182,295	5,643,861	5,836,994
Legal fees	190,282	326,028	200,002
Audit fees	118,032	119,261	108,500
Other fees and expenses	108,395	122,068	138,948

Total expenses	48,700,289	44,416,960	45,079,730

Net Investment Income	$273,354,151	$241,412,996	$246,825,552

Realized and unrealized gains (losses) on investments of unaffiliated issuers:
Net realized losses from investments	$(272,734,775)	$(1,162,363,963)	$(334,277,939)
Net realized gains from in-kind redemptions	1,823,816,345	911,678,972	2,377,610,736

Net realized gains (losses)	1,551,081,570	(250,684,991)	2,043,332,797

Net increase (decrease) in unrealized appreciation (depreciation) on investments	2,957,472,593	2,453,890,747	(5,277,362,865)

Net realized and unrealized gains (losses) on investments	4,508,554,163	2,203,205,756	(3,234,030,068)

Net increase (decrease) in net assets resulting from operations	$4,781,908,314	$2,444,618,752	$(2,987,204,516)

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust

Statements of Changes in Net Assets

	Year Ended September 30,
	2024	2023	2022
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$273,354,151	$241,412,996	$246,825,552
Net realized gains (losses)	1,551,081,570	(250,684,991)	2,043,332,797
Net increase (decrease) in unrealized appreciation (depreciation)	2,957,472,593	2,453,890,747	(5,277,362,865)

Net increase (decrease) in net assets resulting from operations	4,781,908,314	2,444,618,752	(2,987,204,516)

Net equalization credits and charges (Note 2)	1,311,096	305,580	1,077,053

Distributions to Unitholders	(262,269,938)	(241,827,408)	(241,081,821)

Unitholder Transactions:
Proceeds from subscriptions of Units	11,932,029,906	9,666,580,677	15,736,264,452
Less: Redemptions of Units	(11,770,206,476)	(9,125,636,041)	(16,790,162,765)
Net income equalization (Note 2)	(1,311,096)	(305,580)	(1,077,053)

Increase (decrease) in net assets due to Unitholder transactions	160,512,334	540,639,056	(1,054,975,366)

Total increase (decrease)	4,681,461,806	2,743,735,980	(4,282,184,650)

Net Assets
Beginning of year	18,678,747,541	15,935,011,561	20,217,196,211

End of year	$23,360,209,347	$18,678,747,541	$15,935,011,561

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust

Financial Highlights

	Year Ended September 30,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$456.79	$401.73	$480.89	$339.02	$352.30

Investment Operations:
Net investment income(1)	6.81	5.91	6.00	5.07	4.57
Net realized and unrealized gain (loss) on investments	112.80	55.07	(79.32)	141.71	(12.96)

Total from investment operations	119.61	60.98	(73.32)	146.78	(8.39)
Net equalization credits and charges(1)	0.03	0.01	0.03	(0.00)	(0.18)

Less Distributions from:
Net investment income	(6.55)	(5.93)	(5.87)	(4.91)	(4.71)

Net asset value, end of year	$569.88	$456.79	$401.73	$480.89	$339.02

Total investment return(2)	26.28%	15.14%	(15.35)%	43.35%	(2.43)%
Ratios and Supplemental Data
Net assets, end of year (000’s omitted)	$23,360,209	$18,678,748	$15,935,012	$20,217,196	$14,481,420
Ratio to average net assets:
Ratio of expenses to average net assets	0.23%	0.24%	0.23%	0.22%	0.23	%(3)
Ratio of net investment income to average net assets	1.32%	1.28%	1.27%	1.11%	1.35	%(3)
Portfolio turnover rate(4)	20.43%	20.07%	17.45%	20.91%	20.78%

(1)	Per Unit numbers have been calculated using the average shares method, which more appropriately presents per Unit data for the year.

(2)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. It excludes the offset of transaction fees connected to the creation and redemption of Creation Units and brokerage commissions incurred by purchasing and/or selling Units of the Trust in the secondary market.

(3)

Net of voluntary fee reduction by the Trustee, if any. The voluntary fee reduction ceased on January 31, 2020. Before voluntary fee reduction by the Trustee, the net investment income and expenses to average net assets ratios would have been 1.35% and 0.23% for the year ended September 30, 2020.

(4)	Portfolio turnover rate excludes securities received or delivered from processing creations or redemptions of Units.

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust

Notes to Financial Statements

September 30, 2024

Note 1 — Organization

SPDR® S&P MidCap 400® ETF Trust (the “Trust”) is a unit investment trust that issues securities called “Units.” The Trust is organized under New York law and is governed by a trust agreement between The Bank of New York Mellon (formerly, The Bank of New York) (the “Trustee”) and PDR Services LLC (the “Sponsor”), dated and executed as of April 27, 1995, as amended (the “Trust Agreement”). The Trust is an investment company registered under the Investment Company Act of 1940, as amended. The Trust is an “Exchange-Traded Fund”, the units of which are listed on and traded on the New York Stock Exchange under the symbol “MDY”, and operates under an exemptive order granted by the U.S. Securities and Exchange Commission (the “SEC”). Units represent an undivided ownership interest in a portfolio of all of the common stocks of the Standard & Poor’s MidCap 400 IndexTM (the “Index”).

The Sponsor is an indirect, wholly-owned subsidiary of Intercontinental Exchange, Inc. (“ICE”). ICE is a publicly-traded entity, trading on the New York Stock Exchange under the symbol “ICE.”

Note 2 — Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of the Trust’s financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Trust is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in Financial Accounting Standards Board Accounting Standards Codification 946, Financial Services Investment Companies.

Security Valuation — Trust securities are generally valued based on the closing sale price on that day (unless the Trustee deems such price inappropriate as a basis for evaluation) on the exchange deemed to be the principal market for the security or, if there is no such appropriate closing sale price on such exchange, at the closing bid price (unless the Trustee deems such price inappropriate as a basis for evaluation). If the securities are not listed or, if so listed and the principal market for the securities is other than on such exchange or there is no such closing bid price available, such evaluation shall generally be made by the Trustee in good faith based on the closing price on the over-the-counter market (unless the Trustee deems such price

SPDR S&P MidCap 400 ETF Trust

Notes to Financial Statements

September 30, 2024

Note 2 — Summary of Significant Accounting Policies – (continued)

inappropriate as a basis for evaluation) or if there is no such appropriate closing price, (a) on current bid prices, (b) if bid prices are not available, on the basis of current bid prices for comparable securities, (c) by the Trustee’s appraising the value of the securities in good faith on the bid side of the market or (d) by any combination thereof.

The Trust follows the authoritative guidance for fair value measurements and the fair value option for financial assets and financial liabilities. The guidance also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

The guidance establishes three levels of inputs that may be used to measure fair value:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including, but not limited to, quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of September 30, 2024 in valuing the Trust’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets
Investment in Securities
Common Stocks	$23,232,676,813	$—	$—	$23,232,676,813

Total	$23,232,676,813	$—	$—	$23,232,676,813

Investment Risk — The Trust’s investments are exposed to risks, such as market risk. Due to the level of risk associated with certain investments, it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that those changes could materially affect the amounts reported in the financial statements.

An investment in the Trust involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends

SPDR S&P MidCap 400 ETF Trust

Notes to Financial Statements

September 30, 2024

Note 2 — Summary of Significant Accounting Policies – (continued)

in stock prices. The value of a Unit will decline, more or less, in correlation with any decline in value of the Index. The values of equity securities could decline generally or could underperform other investments. The Trust would not sell an equity security because the security’s issuer was in financial trouble unless that security was removed from the Index.

Investment Transactions — Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date. Distributions received by the Trust may include a return of capital that is estimated by the Trustee. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. The Trust invests in real estate investment trusts (“REITs”). REITs determine the characterization of their income annually and may characterize a portion of their distributions as a return of capital or capital gain. The Trust’s policy is to record all REIT distributions as dividend income initially and re-designate a portion to return of capital or capital gain distributions at year end based on information provided by the REIT and/or Trustee’s estimates of such re-designations for which actual information has not yet been reported.

Distributions to Unitholders — The Trust intends to declare and distribute dividends from net investment income quarterly. The Trust will distribute net realized capital gains, if any, at least annually, unless offset by available capital loss carryforwards.

Equalization — The Trust follows the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring the Trust’s Units, equivalent on a per Unit basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per Unit is unaffected by sales or reacquisitions of the Trust’s Units. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.

U.S. Federal Income Tax — For U.S. federal income tax purposes, the Trust has qualified as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (a “RIC”), and intends to continue to qualify as a RIC. As a RIC, the Trust will generally not be subject to U.S. federal income tax for any taxable year on income, including net capital gains, that it distributes to the holder of its Units (“Unitholders”), provided that it distributes on a timely basis at least 90% of its “investment company taxable income” determined prior to the deduction for dividends paid by the Trust (generally, its taxable income

SPDR S&P MidCap 400 ETF Trust

Notes to Financial Statements

September 30, 2024

Note 2 — Summary of Significant Accounting Policies – (continued)

other than net capital gain) for such taxable year. In addition, provided the Trust distributes during each calendar year substantially all of its ordinary income and capital gains, the Trust will not be subject to U.S. federal excise tax.

U.S. GAAP requires the evaluation of tax positions taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are more likely than not to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more likely than not threshold would be recorded as a tax expense in the current year. The Trustee has reviewed the Trust’s tax positions for the tax years subject to audit as of September 30, 2024, and has determined that no provision for income taxes is necessary for the year ended September 30, 2024. The tax returns of the Trust’s 2021, 2022 and 2023 tax years and the year ended September 30, 2024 remain subject to audit. The Trust has not recognized any tax liabilities relating to the Trust’s tax positions considered to be uncertain tax positions for the current year or prior years.

Note 3 — Transactions with the Trustee and Sponsor

In accordance with the Trust Agreement, the Trustee maintains the Trust’s accounting records from which it produces the Trust’s financial statements, acts as custodian and transfer agent to the Trust, and provides administrative services, including the filing of all required regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities which must be delivered and/or received in exchange for the issuance and/or redemption of large blocks of 25,000 Units (known as “Creation Units”), and for adjusting the composition of the Trust’s portfolio from time to time to conform to changes in the composition and/or weighting structure of the Index. For these services, the Trustee receives a fee based on the following annual rates:

Net Asset Value of the Trust	Fee as a Percentage of Net Asset Value of the Trust
$0 - $500,000,000*	0.14% per annum
$500,000,001 - $1,000,000,000*	0.12% per annum
$1,000,000,001 - $30,000,000,000*	0.10% per annum
$30,000,000,001 and above*	0.08% per annum

*

The fee indicated applies to that portion of the net asset value of the Trust, which falls in the size category indicated. Prior to the Trustee and the Sponsor amending the Trust Agreement effective February 1, 2020, the fee was 0.10% per annum for net asset value of $1,000,000,001 and above.

The Trustee voluntarily agreed to reduce its fee for the year ended September 30, 2020 as disclosed in the Financial Highlights. The amount of the reduction equals the daily Federal Funds Rate, as published in the Wall Street

SPDR S&P MidCap 400 ETF Trust

Notes to Financial Statements

September 30, 2024

Note 3 — Transactions with the Trustee and Sponsor – (continued)

Journal, multiplied by the daily balance of the Trust’s cash account, reduced by the amount of reserves for that account required by the Federal Reserve Board of Governors. The voluntary fee reduction ceased on January 31, 2020.

In accordance with the Trust Agreement and under the terms of the exemptive order issued by the SEC, dated January 18, 1995, the Sponsor is reimbursed by the Trust for certain expenses, to the extent such expenses do not exceed 0.30% per annum of the daily net asset value of the Trust as calculated by the Trustee. The expenses reimbursed to the Sponsor for the years ended September 30, 2024, 2023 and 2022 did not exceed 0.30% per annum. The Trust reimbursed the Sponsor for $205,517, $279,391, and $186,736 of legal fees for the years ended September 30, 2024, 2023, and 2022, respectively, which are included in Legal fees on the Statements of Operations.

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of the Units. The Sponsor pays the Distributor for its services a flat annual fee of $35,000.

The Sponsor will not seek reimbursement for such payment from the Trust without obtaining prior exemptive relief from the SEC.

Note 4 — Trust Transactions in Units

Transactions in Trust Units were as follows:

	Year Ended September 30, 2024		Year Ended September 30, 2023
	Units	Amount	Units	Amount
Units sold	23,000,071	$11,932,029,906	21,050,071	$9,666,580,677
Dividend reinvestment Units issued	—	—	—	—
Units redeemed	(22,900,003)	(11,770,206,476)	(19,825,001)	(9,125,636,041)

Net increase	100,068	$161,823,430	1,225,070	$540,944,636

	Year Ended September 30, 2022
	Units	Amount
Units sold	32,950,062	$15,736,264,452
Dividend reinvestment Units issued	—	—
Units redeemed	(35,325,000)	(16,790,162,765)

Net decrease	(2,374,938)	$(1,053,898,313)

SPDR S&P MidCap 400 ETF Trust

Notes to Financial Statements

September 30, 2024

Note 4 — Trust Transactions in Units – (continued)

Except under the Trust’s dividend reinvestment plan, Units are issued and redeemed by the Trust for authorized participants only in Creation Units. Such transactions are permitted only on an in-kind basis, with a separate cash payment that is equivalent to the undistributed net investment income per Unit (income equalization) and a balancing cash component to equate the transaction to the net asset value per Unit of the Trust on the transaction date. The transaction fee payable to the Trustee in connection with each creation and redemption of Creation Units made through the clearing process (the “Transaction Fee”) is non-refundable, regardless of the net asset value of the Trust. The Transaction Fee is the lesser of $3,000 or 0.20% (20 basis points) of the value of one Creation Unit at the time of creation per participating party per day, regardless of the number of Creation Units created or redeemed on such day. The Transaction Fee is currently $3,000. For creations and redemptions outside the clearing process, including orders from a participating party restricted from engaging in transactions in one or more of the common stocks that are included in the Index, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit may be charged per Creation Unit per day. During the year ended September 30, 2024, the Trustee earned $1,071,000 in transaction fees. The Trustee, in its sole discretion, may voluntarily reduce or waive the transaction fee, or modify its transaction fee schedule, subject to certain limitations. There were no reductions or waivers of such fees for the years ended September 30, 2024, 2023 and 2022.

At September 30, 2024, the Trustee and its affiliates held $1,401,832,425 or 6.00% of fractional undivided interest in the Trust.

Note 5 — Investment Transactions

For the year ended September 30, 2024, the Trust had net in-kind contributions, net in-kind redemptions, purchases and sales of investment securities of $11,909,401,155, $11,751,895,188, $4,256,779,847, and $4,251,228,278, respectively.

Note 6 — U.S. Federal Income Tax Status

The following details the distributions and net distributable earnings as of September 30, 2024. The components of distributable earnings for tax purposes differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, distribution payable, and amortization of license fees.

SPDR S&P MidCap 400 ETF Trust

Notes to Financial Statements

September 30, 2024

Note 6 — U.S. Federal Income Tax Status – (continued)

The tax composition of dividends paid during the years ending September 30, 2024, September 30, 2023 and September 30, 2022, in the amounts disclosed on the statements of changes in net assets, was ordinary income.

At September 30, 2024, the Trust’s cost of investments for federal income tax purposes and unrealized appreciation (depreciation) was as follows:

Cost of investments for federal income tax purposes	$22,796,057,687

Gross unrealized appreciation	$2,554,860,686
Gross unrealized depreciation	(2,118,241,560)

Net unrealized appreciation	$436,619,126

Distributable earnings, ordinary income	$71,683,627

Short-term capital loss carryforwards (no expiration):	$—

Long-term capital loss carryforwards (no expiration):	$1,512,531,574

The Trust utilized $90,800,004 of capital loss carryforwards during the year ended September 30, 2024. To the extent that capital loss carryforwards are used to offset future capital gains, it is probable that the offset gains will not be distributed to Unitholders.

As of September 30, 2024, the Trust had permanent book/tax differences primarily attributable to gains or losses from in-kind redemptions. To reflect reclassifications arising from these differences, total distributable earnings (loss) were decreased by $1,443,441,790 and paid-in capital was increased by $1,443,441,790.

Note 7 — Representations and Indemnifications

In the normal course of business, the Trustee or the Sponsor, on behalf of the Trust, may enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims which may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

Note 8 — Related Party Transactions

The Trustee used BNY Mellon Capital Markets, LLC (“BNYMellon CM”), an indirect-wholly-owned subsidiary of The Bank of New York Mellon Corporation,

SPDR S&P MidCap 400 ETF Trust

Notes to Financial Statements

September 30, 2024

Note 8 — Related Party Transactions – (continued)

and an affiliate of the Trustee, to execute some brokerage transactions for the Trust. During the fiscal years ended September 30, 2024, 2023 and 2022, the Trust paid $1,449,445, $1,422,213 and $1,170,688 in commissions to BNYMellon CM, respectively.

Note 9 — License Agreement and Distribution Expenses

A license agreement between State Street Global Advisors Funds Distributors, LLC (“SSGA FD”) and S&P Dow Jones Indices LLC (“S&P”) (the “License Agreement”) grants SSGA FD a license to use the Index as a basis for determining the composition of the portfolio of all the common stocks of the Index. The Trustee (on behalf of the Trust), the Sponsor and NYSE Arca, Inc. (the principal listing U.S. exchange for the Trust) have each received a sublicense from SSGA FD for the use of the Index and such trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the owners of Units.

Currently, the License Agreement is scheduled to terminate on November 29, 2031, but its term may be extended beyond such date without the consent of any of the owners of Units.

In addition, the following distribution expenses are or may be charged to the Trust: (a) reimbursement to the Sponsor of amounts paid by it to S&P in respect of annual licensing fees pursuant to the License Agreement; (b) federal and state annual registration fees for the issuance of Units; and (c) expenses of the Sponsor relating to the printing and distribution of marketing materials describing Units and the Trust (including, but not limited to, associated legal, consulting, advertising, and marketing costs and other out-of-pocket expenses such as printing). With respect to the marketing expenses described in item (c) above, the Sponsor has entered into an agreement with SSGA FD, pursuant to which SSGA FD has agreed to market and promote the Trust. SSGA FD is reimbursed by the Sponsor for the expenses it incurs for providing such services out of amounts that the Trust reimburses the Sponsor. Pursuant to the provisions of the exemptive order, the expenses set forth in this paragraph may be charged to the Trust by the Trustee in an amount equal to the actual costs incurred, but in no case shall such charges exceed 0.30% per annum of the daily net asset value of the Trust. These distribution expenses are presented on the Trust’s Statements of Operations.

SPDR S&P MidCap 400 ETF Trust

Notes to Financial Statements

September 30, 2024

Note 10 — Equity Investing and Market Risk

An investment in the Trust involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates, perceived trends in securities prices, war, acts of terrorism, the spread of infectious disease or other public health issues. Local, regional or global events such as war, acts of terrorism, the spread of infectious disease or other public health issues, recessions, or other events could have a significant impact on the Trust and its investments and could result in increased premiums or discounts to the Trust’s net asset value. For example, conflict, loss of life and disaster connected to ongoing armed conflicts between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on their respective regions, including significant adverse effects on the regional or global economies and the markets for certain securities. Russia’s large-scale invasion of Ukraine has resulted in sanctions against Russian governmental institutions, Russian entities, and Russian individuals that may result in the devaluation of Russian currency; a downgrade in the country’s credit rating; a freeze of Russian foreign assets; and a decline in the value and liquidity of Russian securities, properties, or interests. These Russian-related sanctions as well as the potential for military escalation and other corresponding events in Europe and the Middle East, and the resulting disruption of the Russian and Israeli economies, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Trust, even if the Trust does not have direct exposure to securities of Russian or Israeli issuers.

An investment in the Trust is subject to the risks of any investment in a broadly based portfolio of equity securities, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. The value of the common stocks that are actually held by the Trust and make up the Trust’s portfolio (“Portfolio Securities”) may fluctuate in accordance with changes in the financial condition of the issuers of Portfolio Securities, the value of equity securities generally and other factors. The identity and weighting of the common stocks that are included in the Index and the Portfolio Securities change from time to time.

The financial condition of issuers of Portfolio Securities may become impaired or the general condition of the stock market may deteriorate, either of which may cause a decrease in the value of the portfolio and thus in the value of Units. Since the Trust is not actively managed, the adverse financial condition of an issuer will not result in its elimination from the portfolio unless such issuer is removed from the

SPDR S&P MidCap 400 ETF Trust

Notes to Financial Statements

September 30, 2024

Note 10 — Equity Investing and Market Risk – (continued)

Index. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises, as well as war, acts of terrorism and the spread of infectious disease, such as COVID-19, or other public health issues.

Holders of common stocks of any given issuer incur more risk than holders of preferred stocks and debt obligations of the issuer because the rights of common stockholders, as owners of the issuer, generally are subordinate to the rights of creditors of, or holders of debt obligations or preferred stocks issued by, such issuer. Further, unlike debt securities that typically have a stated principal amount payable at maturity, or preferred stocks that typically have a liquidation preference and may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Equity securities values are subject to market fluctuations as long as the equity securities remain outstanding. The value of the portfolio will fluctuate over the entire life of the Trust.

There can be no assurance that the issuers of Portfolio Securities will pay dividends. Distributions generally depend upon the declaration of dividends by the issuers of Portfolio Securities, and the declaration of such dividends generally depends upon various factors, including the financial condition of the issuers and general economic conditions.

Note 11 — Subsequent Events

The Trustee has evaluated the impact of all subsequent events of the Trust through the date on which the financial statements were issued and has determined that there were no subsequent events requiring adjustments or additional disclosure in the financial statements.

SPDR S&P MidCap 400 ETF Trust

Schedule of Investments

September 30, 2024

Common Stock	Shares	Value

Aaon, Inc.	536,659	$57,873,307
Abercrombie & Fitch Co., Class A*	407,876	57,061,852
Acadia Healthcare Co., Inc.*	741,184	46,998,477
Acuity Brands, Inc.	245,540	67,619,261
Advanced Drainage Systems, Inc.	563,037	88,486,895
AECOM	1,070,007	110,499,623
Affiliated Managers Group, Inc.	237,950	42,307,510
AGCO Corp.	494,455	48,387,366
Agree Realty Corp.	801,290	60,361,176
Alcoa Corp.	2,061,846	79,546,019
Allegro MicroSystems, Inc.*	1,240,532	28,904,396
ALLETE, Inc.	460,942	29,587,867
Ally Financial, Inc.	2,188,467	77,887,541
Altair Engineering, Inc., Class A*	474,303	45,300,680
Amedisys, Inc.*	260,448	25,135,836
American Airlines Group, Inc.*	5,241,243	58,911,571
American Financial Group, Inc.	575,895	77,515,467
American Homes 4 Rent, Class A	2,511,208	96,405,275
Amkor Technology, Inc.	904,574	27,679,964
Annaly Capital Management, Inc.	3,998,692	80,253,748
Antero Midstream Corp.	2,688,709	40,465,070
Antero Resources Corp.*	2,333,261	66,847,928
Appfolio, Inc., Class A*	183,630	43,226,502
Applied Industrial Technologies, Inc.	306,148	68,310,803
AptarGroup, Inc.	529,852	84,876,992
Aramark	2,102,622	81,434,550
Arcadium Lithium PLC*	8,582,897	24,461,256
Arrow Electronics, Inc.*	422,553	56,127,715

Common Stock	Shares	Value

Arrowhead Pharmaceuticals, Inc.*	992,175	$19,218,430
ASGN, Inc.*	357,555	33,334,853
Ashland, Inc.	389,735	33,895,253
Aspen Technology, Inc.*	212,035	50,638,199
Associated Banc-Corp.	1,185,143	25,527,980
Autoliv, Inc.	583,525	54,483,729
AutoNation, Inc.*	209,010	37,396,069
Avantor, Inc.*	5,425,895	140,367,904
Avient Corp.	728,781	36,672,260
Avis Budget Group, Inc.	136,629	11,967,334
Avnet, Inc.	703,234	38,192,639
Axalta Coating Systems Ltd.*	1,750,303	63,343,466
Azenta, Inc.*	390,405	18,911,218
Bank OZK	842,185	36,205,533
Belden, Inc.	325,670	38,145,727
BellRing Brands, Inc.*	1,031,498	62,632,559
Berry Global Group, Inc.	914,638	62,177,091
BioMarin Pharmaceutical, Inc.*	1,519,472	106,803,687
Bio-Rad Laboratories, Inc., Class A*	152,823	51,131,519
BJ’s Wholesale Club Holdings, Inc.*	1,059,168	87,360,177
Black Hills Corp.	556,668	34,023,548
Blackbaud, Inc.*	318,567	26,976,254
Boston Beer Co., Inc., Class A*	70,378	20,349,095
Boyd Gaming Corp.	549,278	35,510,823
Brighthouse Financial, Inc.*	484,902	21,835,137
Brink’s Co.	352,271	40,736,618
Brixmor Property Group, Inc.	2,405,075	67,005,389
Bruker Corp.	882,059	60,914,995
Brunswick Corp.	528,535	44,301,804
Burlington Stores, Inc.*	503,793	132,739,380
BWX Technologies, Inc.	729,635	79,311,324
Cabot Corp.	437,558	48,905,858

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust

Schedule of Investments (continued)

September 30, 2024

Common Stock	Shares	Value

CACI International, Inc., Class A*	178,003	$89,813,194
Cadence Bank	1,455,998	46,373,536
Capri Holdings Ltd.*	940,090	39,897,420
Carlisle Cos., Inc.	368,066	165,537,683
Carlyle Group, Inc.	1,678,121	72,259,890
Carter’s, Inc.	288,382	18,739,062
Casey’s General Stores, Inc.	296,188	111,280,793
Celsius Holdings, Inc.*	1,246,302	39,084,031
ChampionX Corp.	1,520,406	45,840,241
Chart Industries, Inc.*	335,567	41,657,287
Chemed Corp.	120,116	72,186,113
Chemours Co.	1,191,344	24,208,110
Chesapeake Energy Corp.	1,647,913	135,540,844
Choice Hotels International, Inc.	180,876	23,568,143
Chord Energy Corp.	493,873	64,317,081
Churchill Downs, Inc.	585,951	79,226,435
Ciena Corp.*	1,146,929	70,639,357
Cirrus Logic, Inc.*	426,280	52,948,239
Civitas Resources, Inc.	722,149	36,591,290
Clean Harbors, Inc.*	404,923	97,873,938
Cleveland-Cliffs, Inc.*	3,735,490	47,702,207
CNH Industrial NV	7,004,587	77,750,916
CNO Financial Group, Inc.	844,125	29,628,787
CNX Resources Corp.*	1,206,963	39,310,785
Coca-Cola Consolidated, Inc.	47,049	61,935,304
Cognex Corp.	1,368,773	55,435,306
Coherent Corp.*	1,223,508	108,782,096
Columbia Banking System, Inc.	1,671,896	43,653,205

Common Stock	Shares	Value

Columbia Sportswear Co.	261,693	$21,770,241
Comfort Systems USA, Inc.	283,841	110,797,334
Commerce Bancshares, Inc.	936,307	55,616,636
Commercial Metals Co.	917,767	50,440,474
CommVault Systems, Inc.*	348,879	53,675,034
Concentrix Corp.	375,409	19,239,711
COPT Defense Properties	897,247	27,213,502
Core & Main, Inc., Class A*	1,539,713	68,363,257
Coty, Inc., Class A*	2,909,060	27,316,073
Cousins Properties, Inc.	1,214,250	35,796,090
Crane Co.	388,115	61,430,842
Crane NXT Co.	392,105	21,997,090
Crocs, Inc.*	473,960	68,634,148
Crown Holdings, Inc.	951,319	91,212,466
CubeSmart	1,797,344	96,751,028
Cullen/Frost Bankers, Inc.	510,960	57,155,986
Curtiss-Wright Corp.	305,669	100,470,344
Cytokinetics, Inc.*	939,060	49,582,368
Darling Ingredients, Inc.*	1,269,192	47,163,175
DENTSPLY Sirona, Inc.	1,617,888	43,780,049
Dick’s Sporting Goods, Inc.	462,267	96,475,123
Dolby Laboratories, Inc., Class A	476,290	36,450,474
Donaldson Co., Inc.	960,969	70,823,415
Doximity, Inc., Class A*	998,959	43,524,644
Dropbox, Inc., Class A*	1,893,540	48,152,722
DT Midstream, Inc.	775,064	60,966,534
Duolingo, Inc.*	298,790	84,264,756
Dynatrace, Inc.*	2,377,620	127,131,341

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust

Schedule of Investments (continued)

September 30, 2024

Common Stock	Shares	Value

Eagle Materials, Inc.	268,318	$77,181,673
East West Bancorp, Inc.	1,106,225	91,529,056
EastGroup Properties, Inc.	388,282	72,538,843
Elf Beauty, Inc.*	450,040	49,067,861
EMCOR Group, Inc.	372,376	160,319,039
Encompass Health Corp.	803,102	77,611,777
EnerSys	321,201	32,778,562
Enovis Corp.*	445,754	19,189,710
Ensign Group, Inc.	452,562	65,087,467
Envista Holdings Corp.*	1,372,316	27,116,964
EPR Properties	604,339	29,636,785
Equitable Holdings, Inc.	2,552,040	107,262,241
Equity LifeStyle Properties, Inc.	1,488,625	106,198,508
Esab Corp.	453,448	48,206,057
Essent Group Ltd.	847,988	54,517,149
Essential Utilities, Inc.	2,009,490	77,506,029
Euronet Worldwide, Inc.*	336,956	33,436,144
Evercore, Inc., Class A	284,543	72,086,124
Exelixis, Inc.*	2,276,635	59,078,678
ExlService Holdings, Inc.*	1,288,195	49,144,639
Exponent, Inc.	404,891	46,675,834
Fabrinet*	288,478	68,207,738
Federated Hermes, Inc.	628,187	23,098,436
Fidelity National Financial, Inc.	2,073,395	128,674,894
First American Financial Corp.	821,163	54,204,970
First Financial Bankshares, Inc.	1,026,103	37,976,072
First Horizon Corp.	4,277,034	66,422,338
First Industrial Realty Trust, Inc.	1,056,231	59,127,811
FirstCash Holdings, Inc.	310,738	35,672,722

Common Stock	Shares	Value

Five Below, Inc.*	439,529	$38,832,387
Floor & Decor Holdings, Inc., Class A*	855,282	106,200,366
Flowers Foods, Inc.	1,563,145	36,061,755
Flowserve Corp.	1,048,514	54,197,689
Fluor Corp.*	1,367,073	65,223,053
FNB Corp.	2,869,785	40,492,666
Fortune Brands Innovations, Inc.	990,523	88,681,524
Frontier Communications Parent, Inc.*	1,765,515	62,728,748
FTI Consulting, Inc.*	281,590	64,078,620
GameStop Corp., Class A*	3,095,547	70,980,893
Gaming and Leisure Properties, Inc.	2,189,952	112,673,030
Gap, Inc.	1,766,145	38,943,497
GATX Corp.	284,128	37,632,754
Genpact Ltd.	1,308,300	51,298,443
Gentex Corp.	1,837,393	54,552,198
Glacier Bancorp, Inc.	905,021	41,359,460
Globus Medical, Inc., Class A*	901,685	64,506,545
Goodyear Tire & Rubber Co.*	2,274,624	20,130,422
Graco, Inc.	1,348,261	117,986,320
Graham Holdings Co., Class B	27,423	22,534,028
Grand Canyon Education, Inc.*	231,836	32,885,937
Graphic Packaging Holding Co.	2,395,250	70,875,448
Greif, Inc., Class A	205,977	12,906,519
GXO Logistics, Inc.*	953,474	49,647,391
H&R Block, Inc.	1,114,119	70,802,262
Haemonetics Corp.*	408,459	32,831,934
Halozyme Therapeutics, Inc.*	1,011,034	57,871,586

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust

Schedule of Investments (continued)

September 30, 2024

Common Stock	Shares	Value

Hamilton Lane, Inc., Class A	323,499	$54,473,997
Hancock Whitney Corp.	689,139	35,263,243
Hanover Insurance Group, Inc.	287,193	42,536,155
Harley-Davidson, Inc.	945,437	36,427,688
Healthcare Realty Trust, Inc., Class A	2,897,391	52,587,647
HealthEquity, Inc.*	694,447	56,840,487
Hexcel Corp.	652,442	40,340,489
HF Sinclair Corp.	1,294,492	57,695,508
Hilton Grand Vacations, Inc.*	510,346	18,535,767
Home BancShares, Inc.	1,482,129	40,150,875
Houlihan Lokey, Inc.	423,958	66,993,843
Hyatt Hotels Corp., Class A	358,584	54,576,485
IDACORP, Inc., Class Rights	425,027	43,816,033
Illumina, Inc.*	1,271,395	165,802,622
Independence Realty Trust, Inc.	1,793,505	36,766,853
Ingredion, Inc.	519,261	71,362,039
Insperity, Inc.	284,615	25,046,120
Interactive Brokers Group, Inc., Class A	868,635	121,052,974
International Bancshares Corp.	426,871	25,522,617
IPG Photonics Corp.*	218,843	16,264,412
Iridium Communications, Inc.	944,831	28,770,104
ITT, Inc.	652,059	97,489,341
Janus Henderson Group PLC	1,016,884	38,712,774
Jazz Pharmaceuticals PLC*	492,867	54,910,312
Jefferies Financial Group, Inc.	1,295,641	79,746,704

Common Stock	Shares	Value

Jones Lang LaSalle, Inc.*	378,817	$102,208,615
KB Home	575,280	49,295,743
KBR, Inc.	1,061,890	69,160,896
Kemper Corp.	483,346	29,604,943
Kilroy Realty Corp.	843,183	32,631,182
Kinsale Capital Group, Inc.	176,559	82,200,574
Kirby Corp.*	462,108	56,575,882
Kite Realty Group Trust	1,753,088	46,562,017
Knife River Corp.*	451,836	40,389,620
Knight-Swift Transportation Holdings, Inc.	1,291,858	69,695,739
Kyndryl Holdings, Inc.*	1,845,294	42,404,856
Lamar Advertising Co., Class A	701,398	93,706,773
Lancaster Colony Corp.	153,788	27,154,347
Landstar System, Inc.	282,955	53,441,711
Lantheus Holdings, Inc.*	554,138	60,816,646
Lattice Semiconductor Corp.*	1,099,577	58,354,551
Lear Corp.	448,995	49,007,804
Lennox International, Inc.	255,963	154,675,881
Light & Wonder, Inc.*	708,118	64,247,546
Lincoln Electric Holdings, Inc.	452,331	86,856,599
Lithia Motors, Inc.	213,416	67,789,458
Littelfuse, Inc.	197,836	52,475,999
LivaNova PLC*	433,360	22,768,734
Louisiana-Pacific Corp.	499,188	53,642,742
Lumentum Holdings, Inc.*	541,919	34,346,826
MACOM Technology Solutions Holdings, Inc.*	460,934	51,283,517

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust

Schedule of Investments (continued)

September 30, 2024

Common Stock	Shares	Value

Macy’s, Inc.	2,206,073	$34,613,285
Manhattan Associates, Inc.*	488,813	137,542,202
ManpowerGroup, Inc.	378,689	27,841,215
Marriott Vacations Worldwide Corp.	257,408	18,914,340
Masimo Corp.*	352,399	46,985,359
MasTec, Inc.*	491,159	60,461,673
Matador Resources Co.	926,442	45,784,764
Mattel, Inc.*	2,712,788	51,678,611
Maximus, Inc.	480,281	44,742,978
MDU Resources Group, Inc.	1,627,258	44,603,142
Medpace Holdings, Inc.*	202,896	67,726,685
MGIC Investment Corp.	2,068,981	52,965,914
Middleby Corp.*	429,146	59,707,083
MKS Instruments, Inc.	537,035	58,381,075
Morningstar, Inc.	215,403	68,739,405
MSA Safety, Inc.	314,082	55,699,302
MSC Industrial Direct Co., Inc., Class A	358,337	30,838,482
Murphy Oil Corp.	1,131,996	38,193,545
Murphy USA, Inc.	148,832	73,354,828
National Fuel Gas Co.	729,133	44,192,751
National Storage Affiliates Trust	557,650	26,878,730
Neogen Corp.*	1,573,816	26,455,847
Neurocrine Biosciences, Inc.*	805,903	92,856,144
New Jersey Resources Corp.	791,473	37,357,526
New York Community Bancorp, Inc.	2,378,713	26,712,947
New York Times Co., Class A	1,304,508	72,621,960
NewMarket Corp.	61,255	33,806,022
Nexstar Media Group, Inc.	242,012	40,016,684

Common Stock	Shares	Value

Nextracker, Inc., Class A*	1,144,806	$42,907,329
NNN REIT, Inc.	1,465,815	71,077,369
Nordstrom, Inc.	770,603	17,330,861
Northwestern Energy Group, Inc.	489,244	27,994,542
NOV, Inc.	3,142,229	50,181,397
Novanta, Inc.*	286,555	51,270,421
nVent Electric PLC	1,326,584	93,205,792
OGE Energy Corp.	1,603,147	65,761,090
Old National Bancorp	2,545,743	47,503,564
Old Republic International Corp.	1,898,026	67,228,081
Olin Corp.	937,783	44,994,828
Ollie’s Bargain Outlet Holdings, Inc.*	488,501	47,482,297
Omega Healthcare Investors, Inc.	2,057,848	83,754,414
ONE Gas, Inc.	452,163	33,649,970
Onto Innovation, Inc.*	394,140	81,807,698
Option Care Health, Inc.*	1,364,966	42,723,436
Ormat Technologies, Inc.	429,409	33,038,728
Oshkosh Corp.	519,460	52,055,087
Ovintiv, Inc.	2,107,427	80,735,528
Owens Corning	693,944	122,494,995
Park Hotels & Resorts, Inc.	1,667,395	23,510,270
Parsons Corp.*	372,887	38,660,924
Paylocity Holding Corp.*	345,918	57,066,092
PBF Energy, Inc., Class A	794,745	24,597,358
Penske Automotive Group, Inc.	149,215	24,235,500
Penumbra, Inc.*	310,019	60,239,792
Performance Food Group Co.*	1,243,740	97,471,904
Permian Resources Corp.	5,064,812	68,932,091
Perrigo Co. PLC	1,088,746	28,557,808
Pilgrim’s Pride Corp.*	321,728	14,815,574

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust

Schedule of Investments (continued)

September 30, 2024

Common Stock	Shares	Value

Pinnacle Financial Partners, Inc.	610,732	$59,833,414
Planet Fitness, Inc., Class A*	675,036	54,826,424
PNM Resources, Inc.	721,989	31,601,459
Polaris, Inc.	418,235	34,813,881
Portland General Electric Co.	822,592	39,402,157
Post Holdings, Inc.*	377,723	43,721,437
PotlatchDeltic Corp.	573,133	25,819,642
Power Integrations, Inc.	453,560	29,082,267
Primerica, Inc.	269,986	71,586,788
Prosperity Bancshares, Inc.	760,291	54,794,172
Pure Storage, Inc., Class A*	2,465,947	123,889,177
PVH Corp.	445,810	44,951,022
Qualys, Inc.*	293,794	37,740,777
R1 RCM, Inc.*	1,246,494	17,662,820
Rambus, Inc.*	859,409	36,284,248
Range Resources Corp.	1,932,145	59,432,780
Rayonier, Inc.	1,070,127	34,436,687
RB Global, Inc.	1,470,556	118,365,052
RBC Bearings, Inc.*	231,900	69,426,222
Regal Rexnord Corp.	531,073	88,094,389
Reinsurance Group of America, Inc.	525,622	114,517,265
Reliance Steel & Aluminum Co.	439,090	126,989,219
RenaissanceRe Holdings Ltd.	416,264	113,390,314
Repligen Corp.*	415,705	61,865,218
Rexford Industrial Realty, Inc.	1,748,323	87,958,130
RH*	119,238	39,876,764
RLI Corp.	332,247	51,491,640
Roivant Sciences Ltd.*	3,482,313	40,185,892
Royal Gold, Inc.	524,688	73,613,726
RPM International, Inc.	1,027,946	124,381,466

Common Stock	Shares	Value

Ryan Specialty Holdings, Inc.	816,462	$54,204,912
Ryder System, Inc.	345,447	50,366,173
Sabra Health Care REIT, Inc.	1,869,693	34,794,987
Saia, Inc.*	212,218	92,794,443
Sarepta Therapeutics, Inc.*	761,129	95,057,401
Science Applications International Corp.	408,882	56,944,996
Scotts Miracle-Gro Co.	340,124	29,488,751
SEI Investments Co.	787,890	54,514,109
Selective Insurance Group, Inc.	485,516	45,298,643
Sensata Technologies Holding PLC	1,204,816	43,204,702
Service Corp. International	1,162,149	91,728,421
Silgan Holdings, Inc.	647,685	34,003,463
Silicon Laboratories, Inc.*	257,703	29,782,736
Simpson Manufacturing Co., Inc.	336,509	64,364,076
Skechers U.S.A., Inc., Class A*	1,057,844	70,790,920
SLM Corp.	1,735,586	39,692,852
Sonoco Products Co.	784,210	42,841,392
Sotera Health Co.*	1,220,603	20,384,070
SouthState Corp.	608,202	59,105,070
Southwest Gas Holdings, Inc.	480,480	35,440,205
Spire, Inc.	460,895	31,013,625
Sprouts Farmers Market, Inc.*	799,151	88,234,262
STAG Industrial, Inc.	1,453,444	56,815,126
Starwood Property Trust, Inc.	2,533,914	51,641,167
Stericycle, Inc.*	740,937	45,197,157
Stifel Financial Corp.	818,170	76,826,163
Synaptics, Inc.*	315,239	24,456,242

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust

Schedule of Investments (continued)

September 30, 2024

Common Stock	Shares	Value

Synovus Financial Corp.	1,149,060	$51,098,698
Taylor Morrison Home Corp.*	831,969	58,454,142
TD SYNNEX Corp.	607,037	72,893,003
Tempur Sealy International, Inc.	1,385,916	75,671,014
Tenet Healthcare Corp.*	764,768	127,104,442
Teradata Corp.*	766,987	23,270,386
Terex Corp.	533,938	28,250,660
Tetra Tech, Inc.	2,134,834	100,678,771
Texas Capital Bancshares, Inc.*	368,704	26,347,588
Texas Pacific Land Corp.	150,397	133,062,242
Texas Roadhouse, Inc.	532,158	93,979,103
Thor Industries, Inc.	424,580	46,657,096
Timken Co.	509,380	42,935,640
TKO Group Holdings, Inc.*	530,259	65,598,341
Toll Brothers, Inc.	819,263	126,567,941
TopBuild Corp.*	239,282	97,342,310
Toro Co.	829,032	71,901,945
Travel + Leisure Co.	556,780	25,656,422
Trex Co., Inc.*	867,605	57,765,141
UFP Industries, Inc.	486,203	63,794,696
UGI Corp.	1,713,462	42,870,819
UMB Financial Corp.	354,035	37,212,619
Under Armour, Inc., Class A*	1,507,014	13,427,495
Under Armour, Inc., Class C*	1,033,493	8,640,001
United Bankshares, Inc.	1,076,647	39,943,604
United States Steel Corp.	1,785,619	63,085,919
United Therapeutics Corp.*	355,089	127,246,143
Universal Display Corp.	352,192	73,925,101
Unum Group	1,364,064	81,079,964

Common Stock	Shares	Value

US Foods Holding Corp.*	1,951,850	$120,038,775
Vail Resorts, Inc.	300,282	52,336,150
Valaris Ltd.*	531,687	29,641,550
Valley National Bancorp	3,413,899	30,929,925
Valmont Industries, Inc.	160,948	46,666,873
Valvoline, Inc.*	1,028,497	43,042,599
Viper Energy, Inc.	809,662	36,523,853
Vishay Intertechnology, Inc.	905,444	17,121,946
Visteon Corp.*	220,335	20,984,705
Vontier Corp.	1,226,700	41,388,858
Vornado Realty Trust	1,322,634	52,111,780
Voya Financial, Inc.	784,729	62,166,231
Warner Music Group Corp., Class A	1,130,161	35,374,039
Watsco, Inc.	277,656	136,573,433
Watts Water Technologies, Inc., Class A	218,667	45,305,616
Weatherford International PLC	583,884	49,583,429
Webster Financial Corp.	1,368,174	63,770,590
Wendy’s Co.	1,362,571	23,872,244
WESCO International, Inc.	357,036	59,974,907
Western Alliance Bancorp	870,630	75,300,789
Western Union Co.	2,695,860	32,161,610
Westlake Corp.	266,825	40,101,129
WEX, Inc.*	327,897	68,769,838
Whirlpool Corp.	438,116	46,878,412
Williams-Sonoma, Inc.	1,026,502	159,025,690
Wingstop, Inc.	233,879	97,312,374
Wintrust Financial Corp.	530,745	57,601,755
Woodward, Inc.	476,147	81,663,972
Wp Carey, Inc.	1,746,647	108,816,108
Wyndham Hotels & Resorts, Inc.	630,350	49,255,549

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust

Schedule of Investments (continued)

September 30, 2024

Common Stock	Shares	Value

XPO, Inc.*	928,948	$99,871,199
YETI Holdings, Inc.*	675,619	27,720,648
Zions Bancorp NA	1,178,790	55,662,464
ZoomInfo Technologies, Inc.*	2,303,124	23,768,240

Total Investments (Cost $22,490,722,958)		$23,232,676,813

*	Non-income producing security for the year ended September 30, 2024.

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust

Schedule of Investments (continued)

September 30, 2024

The securities of the Trust’s investment portfolio categorized by industry group, as a percentage of net assets, are as follows:

Industry Classification	Value	Percentage

Real Estate Investment Trusts (REITs)	$1,763,830,065	7.55%
Retail	1,522,654,148	6.52%
Banks	1,302,353,455	5.58%
Insurance	1,279,743,836	5.48%
Oil & Gas	966,790,576	4.14%
Commercial Services	844,349,898	3.62%
Diversified Financial Services	841,720,866	3.60%
Building Materials	825,466,797	3.53%
Biotechnology	771,978,326	3.31%
Machinery — Diversified	750,277,231	3.21%
Software	726,710,669	3.11%
Computers	693,479,650	2.97%
Healthcare — Products	686,750,914	2.94%
Engineering & Construction	651,318,867	2.79%
Electronics	595,488,051	2.55%
Healthcare — Services	559,075,354	2.39%
Food	498,860,094	2.14%
Semiconductors	495,229,345	2.12%
Chemicals	474,769,648	2.03%
Transportation	422,745,147	1.81%
Miscellaneous Manufacturing	402,058,178	1.72%
Packaging & Containers	398,893,370	1.71%
Electrical Components & Equipment	316,215,070	1.35%
Entertainment	315,696,851	1.35%
Electric	305,225,424	1.31%
Iron / Steel	288,217,820	1.23%
Apparel	286,850,309	1.23%
Home Builders	280,974,922	1.20%
Distribution / Wholesale	264,911,598	1.13%
Pharmaceuticals	253,122,451	1.08%
Metal Fabricate / Hardware	247,515,630	1.06%
Environmental Control	243,749,867	1.04%
Hand / Machine Tools	230,650,290	0.99%
Gas	224,524,896	0.96%
Lodging	207,103,188	0.89%
Auto Parts & Equipment	199,158,860	0.85%
Leisure Time	198,090,444	0.85%
Telecommunications	162,138,209	0.69%
Machinery — Construction & Mining	159,617,071	0.68%
Home Furnishings	158,999,899	0.68%
Mining	153,159,745	0.66%
Aerospace / Defense	140,810,832	0.60%
Beverages	121,368,429	0.52%
Media	112,638,645	0.48%

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust

Schedule of Investments (continued)

September 30, 2024

Industry Classification	Value	Percentage

Cosmetics / Personal Care	$104,941,742	0.45%
Real Estate	102,208,615	0.44%
Pipelines	101,431,605	0.43%
Oil & Gas Services	96,021,638	0.41%
Food Service	81,434,550	0.35%
Water	77,506,029	0.33%
Private Equity	72,259,890	0.31%
Airlines	58,911,571	0.25%
Toys / Games / Hobbies	51,678,611	0.22%
Agriculture	47,163,175	0.20%
Trucking & Leasing	37,632,754	0.16%
Housewares	29,488,751	0.13%
Savings & Loans	26,712,947	0.12%

Total Investments	23,232,676,813	99.45%
Other Assets in Excess of Liabilities	127,532,534	0.55%

Net Assets	$23,360,209,347	100.00%

The accompanying notes are an integral part of these financial statements.

TAX INFORMATION

(Unaudited)

For U.S. federal income tax purposes, the percentage of Trust dividend distributions that qualify for the corporate dividends received deduction for the fiscal year ended September 30, 2024 is 92.68%.

For the fiscal year ended September 30, 2024, all dividends paid by the Trust may be designated as qualified dividend income for U.S. federal income tax purposes and are eligible for reduced tax rates in the case of certain non-corporate unitholders that meet applicable holding period requirements with respect to their Units. Complete information will be reported in conjunction with your 2024 Form 1099-DIV.

ESSENTIAL INFORMATION AS OF SEPTEMBER 30, 2024

(Unaudited)

Total Trust Assets:	$23,563,469,644

Trust Net Assets:	$23,360,209,347

Number of Units:	40,991,298

Fractional Undivided Interest in Trust Represented by each Unit:	1/40,991,298

Record Date:	Quarterly, on the first (1st) Business Day after the third Friday in each of March, June, September and December.

Dividend Payment Dates:	Quarterly, on the last Business Day of April, July, October and January.

Trustee’s Annual Fee:*	From 0.08% to 0.14%, based on the net asset value of the Trust, as the same may be reduced by certain amounts, plus the Transaction Fee.

Estimated Ordinary Operating Expenses of the Trust:	0.23% (inclusive of Trustee’s annual fee)

Net Asset Value per Unit (based on the value of the securities, other net assets of the Trust and number of Units outstanding):	$569.88

Evaluation Time:	Closing time of the regular trading session on the New York Stock Exchange LLC (ordinarily 4:00 p.m. New York time).

Licensor:	Standard & Poor’s Financial Services LLC, a division of The McGraw-Hill Companies, Inc.

Mandatory Termination Date:**	The first to occur of (i) April 27, 2120 or (ii) the date 20 years after the death of the last survivor of eleven persons named in the Trust Agreement, the oldest of whom was born in 1990 and the youngest of whom was born in 1993.

Discretionary Termination:	The Trust may be terminated if the value of the securities held by the Trust is less than $100,000,000, as such amount shall be adjusted for inflation.

*

The voluntary fee reduction ceased on January 31, 2020. In addition, effective February 1, 2020, the Trustee and the Sponsor have amended the Trust Agreement to provide that the Trustee’s fee equals 0.08% per annum for net asset value of $30,000,000,001 and above.

**	The Trust Agreement became effective and the initial deposit was made on April 27, 1995.

ESSENTIAL INFORMATION AS OF SEPTEMBER 30, 2024

SPDR S&P MidCap 400 ETF Trust

Frequency Distribution of Discounts and Premiums

Bid/Ask Price vs. Net Asset Value (NAV)

(Unaudited)

Five Year Period Ending 9/30/2024

Premium/Discount Range	Number of Trading Days	Percentage of Total Trading Days
Greater than 0.25%	5	0.40%
Between zero and 0.25%	753	59.86%
Bid/Ask Price Equal to NAV	3	0.24%
Between zero and -0.25%	491	39.03%
Less than -0.25%	6	0.48%

Total	1,258	100.00%

Comparison of Total Returns Based on NAV and Bid/Ask Price(1)(2)

From Inception to 9/30/24 (Unaudited)

Cumulative Total Return
	1 Year	5 Year	10 Year	Since Inception
SPDR S&P MidCap 400 ETF Trust
Return Based on NAV	26.28%	72.08%	159.60%	2,227.93%
Return Based on Bid/Ask Price	26.27%	71.93%	159.57%	2,227.03%
S&P MidCap 400 Index	26.79%	74.49%	167.03%	2,463.55%

Annualized Total Return
	1 Year	5 Year	10 Year	Since Inception
SPDR S&P MidCap 400 ETF Trust
Return Based on NAV	26.28%	11.47%	10.01%	11.29%
Return Based on Bid/Ask Price	26.27%	11.45%	10.01%	11.29%
S&P MidCap 400 Index	26.79%	11.78%	10.32%	11.65%

(1)	Currently, the Bid/Ask Price is the midpoint of the NYSE Arca Bid/Ask price at the time the Trust’s NAV was calculated, ordinarily 4:00 p.m.

(2)	The Cumulative and Annualized Total Return for the Trust and the Index are calculated from the Trust’s inception date of April 27, 1995.

ORGANIZATION OF THE TRUST

The Trust is a unit investment trust that issues Units. The Trust is organized under New York law and is governed by a trust agreement between the Trustee and the Sponsor, dated as of April 1, 1995 and effective as of April 27, 1995, as amended (the “Trust Agreement”). The Trust is an investment company registered under the Investment Company Act of 1940. Units represent an undivided ownership interest in Portfolio Securities of the Trust.

The Trust has a specified lifetime term. The Trust is scheduled to terminate on the first to occur of (a) April 27, 2120 or (b) the date 20 years after the death of the last survivor of eleven persons named in the Trust Agreement, the oldest of whom was born in 1990 and the youngest of whom was born in 1993. Upon termination, the Trust may be liquidated and pro rata Units of the assets of the Trust, net of certain fees and expenses, distributed to holders of Units.

PURCHASES AND REDEMPTIONS OF CREATION UNITS

The Trust, a registered investment company, is an exchange traded fund or “ETF.” The Trust continuously issues and redeems “in-kind” its Units only in specified large lots of 25,000 Units or multiples thereof, which are referred to as “Creation Units,” at their once-daily NAV. Fractional Creation Units may be created or redeemed only in limited circumstances described herein. Units are listed individually for trading on the Exchange at prices established throughout the trading day, like any other listed equity security trading on the Exchange in the secondary market.

ALPS Distributors, Inc., the distributor of the Trust (the “Distributor”), acts as underwriter of Units on an agency basis. The Distributor maintains records of the Creation Unit orders placed with it and the confirmations of acceptance and furnishes confirmations of acceptance of the orders to those placing such orders. The Distributor also is responsible for delivering a prospectus to authorized participants creating Units. The Distributor also maintains a record of the delivery instructions in response to Creation Unit orders and may provide certain other administrative services.

Purchase (Creation)

Before trading on the Exchange in the secondary market, Units are created at NAV in Creation Units. All orders for Creation Units must be placed with the Distributor. To be eligible to place these orders, an entity or person must be an “Authorized Participant,” which (a) is either a “Participating Party” or a “DTC Participant” and (b) in each case must have executed an agreement with the Distributor and the Trustee (the “Participant Agreement”). The term “Participating Party” means a broker-dealer or other participant in the Clearing Process (as defined below) through the Continuous Net Settlement (“CNS”) System of the National

Securities Clearing Corporation (“NSCC”), a clearing agency registered with the Securities and Exchange Commission (“SEC”), and the term “DTC Participant” means a participant in DTC. Payment for orders is made by deposits with the Trustee of a portfolio of securities, substantially similar in composition and weighting to Index Securities, and a cash payment in an amount equal to the Dividend Equivalent Payment (as defined below), plus or minus the Balancing Amount (as defined below in “Portfolio Adjustments — Adjustments to the Portfolio Deposit”). “Dividend Equivalent Payment” is an amount equal, on a per Creation Unit basis, to the dividends on the Portfolio (with ex-dividend dates within the accumulation period), net of expenses and accrued liabilities for such period (including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted, if any, (ii) accrued fees of the Trustee and (iii) other expenses of the Trust (including legal and auditing expenses) not previously deducted), calculated as if all of the Portfolio Securities had been held for the entire accumulation period for such distribution. The Dividend Equivalent Payment and the Balancing Amount collectively are referred to as the “Cash Component” and the deposit of a portfolio of securities and the Cash Component collectively are referred to as a “Portfolio Deposit.” Persons placing creation orders must deposit Portfolio Deposits either (i) through the CNS clearing process of NSCC (the “Clearing Process”) or (ii) with the Trustee outside the Clearing Process (i.e., through the facilities of DTC).

The Distributor will reject any order that is not submitted in proper form. A creation order is deemed received by the Distributor on the date on which it is placed (“Transmittal Date”) if (a) such order is received by the Trustee not later than the Closing Time (as defined below) on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The Transaction Fee (as defined below) is charged at the time of creation of a Creation Unit, and an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit may be charged for creations outside the Clearing Process, in part due to the increased expense associated with settlement.

The Trustee, at the direction of the Sponsor, may increase, reduce or waive the Transaction Fee (and/or the additional amounts charged in connection with creations and/or redemptions outside the Clearing Process) for certain lot-size creations and/or redemptions of Creation Units. The Sponsor has the right to vary the lot-size of Creation Units subject to such an increase, a reduction or waiver. The existence of any such variation shall be disclosed in the then-current prospectus.

The Trustee makes available to NSCC before the commencement of trading on each business day that the New York Stock Exchange LLC (the “NYSE”) is open for business (a “Business Day”) a list of the names and required number of shares of each of the Index Securities in the current Portfolio Deposit as well as the amount of the Dividend Equivalent Payment for the previous Business Day. The identity and weightings of the Index Securities to be delivered as part of a Portfolio Deposit are determined daily and reflect the relative weighting of the current Index. The value of such Index Securities, together with the Cash Component, is equal to the net asset value of the Trust on a per Creation Unit basis at the close of business on the day of the creation request. The identity of each Index Security required for a Portfolio Deposit, as in effect on September 30, 2024, is set forth in the above Schedule of Investments. The Sponsor makes available every 15 seconds throughout the trading day at the Exchange a number representing, on a per Unit basis, the sum of the Dividend Equivalent Payment effective through and including the previous Business Day, plus the current value of the securities portion of a Portfolio Deposit as in effect on such day (which value occasionally may include a cash-in-lieu amount to compensate for the omission of a particular Index Security from such Portfolio Deposit). Such information is calculated based upon the best information available to the Sponsor and may be calculated by other persons designated to do so by the Sponsor. The inability of the Sponsor to provide such information will not by itself result in a halt in the trading of Units on the Exchange.

If the Trustee determines that one or more Index Securities are likely to be unavailable, or available in insufficient quantity, for delivery upon creation of Creation Units, the Trustee may permit, in lieu thereof, the cash equivalent value of one or more of these Index Securities to be included in the Portfolio Deposit as a part of the Cash Component. If a creator is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may permit, in lieu of the inclusion of such Index Securities in the stock portion of the Portfolio Deposit, the cash equivalent value of such Index Securities to be included in the Portfolio Deposit based on the market value of such Index Securities as of the closing time of the regular trading session on the NYSE (the “Closing Time”) (ordinarily 4:00 p.m., New York time) (the “Evaluation Time”) on the date such creation order is deemed received by the Distributor as part of the Cash Component.

Procedures for Purchase of Creation Units. All creation orders must be placed in Creation Units and must be received by the Distributor by no later than the Closing Time (ordinarily 4:00 p.m., New York time) in each case on the date such order is placed, in order for creation to be effected based on the NAV of the Trust as determined on such date. Orders must be transmitted by telephone or other transmission method acceptable to the Distributor and the Trustee, including through the electronic order entry system offered by the Trustee pursuant to procedures set forth in the Participant Agreement and/or described in this prospectus. Severe economic or market disruptions or changes, or telephone, internet or other communication failure, may impede the ability to reach the Distributor, the Trustee, a Participating Party or a DTC Participant.

Units may be created in advance of receipt by the Trustee of all or a portion of the Portfolio Deposit. In these circumstances, the initial deposit will have a value greater than the NAV of the Units on the date the order is placed in proper form, because in addition to available Index Securities, cash collateral must be deposited with the Trustee in an amount equal to the sum of (a) the Cash Component, plus (b) 115% of the market value of the undelivered Index Securities (“Additional Cash

Deposit”). The Trustee holds such Additional Cash Deposit as collateral in an account separate and apart from the Trust. An order will be deemed received on the Business Day on which it is placed so long as (a) the order is placed in proper form before the Closing Time on such Business Day and (b) federal funds in the appropriate amount are deposited with the Trustee by 11:00 a.m., New York time, on the next Business Day.

If the order is not placed in proper form by the Closing Time or federal funds in the appropriate amount are not received by 11:00 a.m., New York time, on the next Business Day, the order may be deemed to be rejected and the Authorized Participant shall be liable to the Trust for any losses resulting therefrom. An additional amount of cash must be deposited with the Trustee, pending delivery of the missing Index Securities, to the extent necessary to maintain the Additional Cash Deposit with the Trustee in an amount at least equal to 115% of the daily mark-to-market value of the missing Index Securities. If the missing Index Securities are not received by 1:00 p.m., New York time, on the second prescribed settlement date following the day on which the purchase order is deemed received and if a mark-to-market payment is not made within one (1) Business Day following notification by the Distributor that such payment is required, the Trustee will return any unused portion of the Additional Cash Deposit only once all of the missing Index Securities of the Portfolio Deposit have been properly received or purchased by the Trustee and deposited into the Trust. In addition, a Transaction Fee of $4,000 is charged in all such cases to protect the existing Beneficial Owners (as defined below in “Book-Entry-Only System”) from the dilutive costs associated with the maintenance and valuation of the required collateral, as well as the cost of acquiring any missing Index Securities. The delivery of Creation Units created as described above will occur no later than the presecribed settlement date. The Participant Agreement for any Participating Party intending to follow these procedures contains terms and conditions permitting the Trustee to buy the missing portion(s) of a Portfolio Deposit at any time and will subject the Participating Party to liability for any shortfall between the cost to the Trust of purchasing such stocks and the value of such collateral. The Participating Party is liable to the Trust for the costs incurred by the Trust in connection with any such purchases. The Trust will have no liability for any such shortfall.

Acceptance of Orders of Creation Units. All questions as to the number of shares of each Index Security, the amount of the Cash Component and the validity, form, eligibility (including time of receipt) and acceptance for deposit of any Index Securities to be delivered are determined by the Trustee, whose determination shall be final and binding. The Trustee reserves the absolute right to reject a creation order if (a) the depositor or a group of depositors, upon obtaining the Units ordered, would own 80% or more of the current outstanding Units; (b) the Portfolio Deposit is not in proper form; (c) acceptance of the Portfolio Deposit would have certain adverse tax consequences; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise have an adverse effect on the Trust or the rights of Beneficial Owners; or (f) circumstances outside the control of the Trustee make it for all practical purposes impossible to process creations of Units. The Trustee and the Sponsor are under no duty to give notification of any defects or irregularities in the delivery of Portfolio Deposits or any component thereof and neither of them will incur any liability for the failure to give any such notification.

Creation Transaction Fee. The transaction fee payable to the Trustee in connection with each creation and redemption of Creation Units made through the Clearing Process (the “Transaction Fee”) is non-refundable, regardless of the NAV of the Trust. The Transaction Fee is the lesser of $3,000 or 0.20% (20 basis points) of the value of one Creation Unit at the time of creation (“20 Basis Point Limit”) per Participating Party per day, regardless of the number of Creation Units created or redeemed on such day. The Transaction Fee is currently $3,000.

For creations and redemptions outside the Clearing Process, including orders from a Participating Party restricted from engaging in transactions in one or more Index Securities, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit may be charged per Creation Unit per day.

Placement of Creation Orders Using Clearing Process. Creation Units created through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Trustee to transmit to the Participating Party such trade instructions as are necessary to effect the creation order. Pursuant to the trade instructions from the Trustee to NSCC, the Participating Party agrees to transfer, by the first day during which the NSCC is open for business (each such day, an “NSCC Business Day”), the requisite Index Securities (or contracts to purchase such Index Securities that are expected to be delivered through the Clearing Process in a “regular way” manner by such first NSCC Business Day) and the Cash Component to the Trustee, together with such additional information as may be required by the Trustee.

Placement of Creation Orders Outside Clearing Process. Creation Units created outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement and has stated in its order that it is not using the Clearing Process and that creation will instead be effected through a transfer of stocks and cash directly through DTC. The requisite number of Index Securities must be delivered through DTC to the account of the Trustee by no later than 11:00 a.m., New York time, of the next Business Day immediately following the relevant Transmittal Date. The Trustee, through the Federal Reserve Bank wire transfer system, must receive the Cash Component no later than 1:00 p.m., New York time, on the next Business Day immediately following the relevant Transmittal Date. If the Trustee does not receive both the requisite Index Securities and the Cash Component in a timely fashion, the order may be cancelled. Upon written notice to the Distributor, the cancelled order may be resubmitted the following Business Day using a Portfolio Deposit as newly constituted to reflect the current NAV of the Trust. The delivery of Units so created will occur no later than the first (1st) Business Day following the day on which the creation order is deemed received by the Distributor.

Shortened Settlement Cycles. Shortened settlement cycles are expected to be available, through which creation unit transactions can be settled on the trade date, pursuant to procedures established by NSCC and the Trustee. Authorized Participants wishing to use such shortened settlement cycles should contact the Trustee. Pursuant to this process, the Cash Component required to be paid by the Authorized Participant will be estimated prior to settlement and finalized after settlement following the calculation of the Trust’s NAV on that day. The Trust retains a risk of loss if an Authorized Participant defaults on its obligation to pay to the Trust any additional Cash Component it owes.

Redemption

Units may be redeemed in-kind only in Creation Units at their NAV determined after receipt of a redemption request in proper form by the Distributor and Trustee through the Depository and relevant DTC Participant and only on a Business Day. Units are not redeemable for cash. EXCEPT UPON LIQUIDATION OF THE TRUST, THE TRUST WILL NOT REDEEM UNITS IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Units in the secondary market to constitute a Creation Unit in order to have such Units redeemed by the Trust, and Units may be redeemed only by or through an Authorized Participant. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Units to constitute a redeemable Creation Unit.

With respect to the Trust, the Trustee, through NSCC, makes available immediately prior to the commencement of trading on the NYSE (currently 9:30 a.m., Eastern time) on each Business Day, a list of the names and required number of shares of each of the Index Securities and the amount of the Dividend Equivalent Payment for the previous Business Day that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as discussed below) on that day. Index Securities received on redemption may not be identical to the stock portion of the Portfolio Deposit which is applicable to purchases of Creation Units.

Redemption Transaction Fee. The Transaction Fee is non-refundable, regardless of the NAV of the Trust. The Transaction Fee is the lesser of $3,000 or the 20 Basis Point Limit per Participating Party per day, regardless of the number of Creation Units created or redeemed on such day. The Transaction Fee is currently $3,000.

For creations and redemptions outside the Clearing Process, including orders from a Participating Party restricted from engaging in transactions in one or more Index Securities, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit may be charged per Creation Unit per day.

Procedures for Redemption of Creation Units. Redemption orders must be placed with a Participating Party (for redemptions through the Clearing Process) or

DTC Participant (for redemptions outside the Clearing Process), as applicable, in the form required by such Participating Party or DTC Participant. A particular broker may not have executed a Participant Agreement, and redemption orders may have to be placed by the broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Redeemers should afford sufficient time to permit (a) proper submission of the order by a Participating Party or DTC Participant to the Distributor and the Trustee and (b) the receipt by the Trustee of the Units to be redeemed and any Excess Cash Amounts (as defined below) in a timely manner. Orders for redemption effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. These deadlines vary by institution. Persons redeeming outside the Clearing Process are required to transfer Units through DTC and Excess Cash Amounts, if any, through the Federal Reserve Bank wire transfer system in a timely manner.

Requests for redemption may be made on any Business Day to the Distributor and the Trustee. In the case of redemptions made through the Clearing Process, the Transaction Fee is deducted from the amount delivered to the redeemer. In the case of redemptions outside the Clearing Process, the Transaction Fee plus an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit per Creation Unit redeemed, is deducted from the amount delivered to the redeemer.

The Trustee transfers to the redeeming Beneficial Owner via DTC and the relevant DTC Participant(s) a portfolio of Index Securities (based on NAV of the Trust) for each Creation Unit delivered, generally identical in weighting and composition to the stock portion of a Portfolio Deposit as in effect (a) on the date a request for redemption is deemed received by the Distributor and Trustee or (b) in the case of the termination of the Trust, on the date that notice of the termination of the Trust is given. The Trustee also transfers via the relevant DTC Participant(s) to the redeeming Beneficial Owner a “Cash Redemption Payment,” which on any given Business Day is an amount identical to the amount of the Cash Component and is equal to a proportional amount of the following: dividends on the Portfolio Securities for the period through the date of redemption, net of expenses and liabilities for such period, including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted, if any, (ii) accrued fees of the Trustee and (iii) other expenses of the Trust (including legal and auditing expenses) not previously deducted, as if the Portfolio Securities had been held for the entire accumulation period for such distribution, plus or minus the Balancing Amount. The redeeming Beneficial Owner must deliver to the Trustee any amount by which the amount payable to the Trust by such Beneficial Owner exceeds the amount of the Cash Redemption Payment (“Excess Cash Amounts”). For redemptions through the Clearing Process, the Trustee effects a transfer of the Cash Redemption Payment and stocks to the redeeming Beneficial Owner by the first (1st) NSCC Business Day following the date on which request for redemption is deemed received. For redemptions outside the Clearing Process, the Trustee transfers the Cash Redemption Payment and the stocks to the redeeming Beneficial Owner by the first (1st) Business Day following the date on which the request for redemption is deemed received. The Trustee will cancel all Units delivered upon redemption.

If the Trustee determines that an Index Security is likely to be unavailable or available in insufficient quantity for delivery by the Trust upon the redemption of Creation Units, the Trustee may elect, in lieu thereof, to deliver the cash equivalent value of any such Index Securities, based on its market value as of the Evaluation Time on the date such redemption order is deemed received by the Distributor and Trustee, as a part of the Cash Redemption Payment.

If a redeemer is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may elect to deliver the cash equivalent value based on the market value of any such Index Securities as of the Evaluation Time on the date of the redemption as a part of the Cash Redemption Payment in lieu thereof. In such case, the Authorized Participant will pay the Trustee the standard Transaction Fee, and may pay an additional amount equal to the actual amounts incurred in connection with such transaction(s) but in any case not to exceed three (3) times the Transaction Fee applicable for one Creation Unit.

The Trustee, upon the request of a redeeming Authorized Participant, may elect to redeem Creation Units in whole or in part by providing such redeemer with a portfolio of stocks differing in exact composition from Index Securities but not differing in NAV from the then-current Portfolio Deposit. Such a redemption is likely to be made only if it were determined that it would be appropriate in order to maintain the Trust’s correspondence to the composition and weighting of the Index.

The Trustee may sell Portfolio Securities to obtain sufficient cash proceeds to deliver to the redeeming Beneficial Owner. To the extent cash proceeds are received by the Trustee in excess of the required amount, such cash proceeds shall be held by the Trustee and applied in accordance with the guidelines applicable to Misweighting (as defined below under “Portfolio Adjustments”).

All redemption orders must be transmitted by telephone, through the Internet or by other transmission method(s) acceptable to the Distributor and the Trustee, pursuant to procedures set forth in the Participant Agreement and/or described in this prospectus, so as to be received by the Distributor and the Trustee not later than the Closing Time on the Transmittal Date. Severe economic or market disruption or changes, or telephone, internet or other communication failure, may impede the ability to reach the Distributor, the Trustee, a Participating Party, or a DTC Participant.

The calculation of the value of the stocks and the Cash Redemption Payment to be delivered to the redeeming Beneficial Owner is made by the Trustee according to the procedures set forth under “Purchases and Redemptions of Creation Units — Redemption — Procedures for Redemption of Creation Units,” “Portfolio

Adjustments — Adjustments to the Portfolio Deposit” and “Determination of Net Asset Value” and is computed as of the Evaluation Time on the Business Day on which a redemption order is deemed received by the Distributor and Trustee. Therefore, if a redemption order in proper form is submitted to the Distributor and Trustee by a DTC Participant not later than the Closing Time on the Transmittal Date, and the requisite Units are delivered to the Trustee prior to DTC Cut-Off Time (as defined below in “Purchases and Redemptions of Creation Units — Redemption — Placement of Redemption Orders Outside Clearing Process”) on such Transmittal Date, then the value of the stocks and the Cash Redemption Payment to be delivered to the Beneficial Owner will be determined by the Trustee as of the Evaluation Time on such Transmittal Date. If, however, a redemption order is submitted not later than the Closing Time on a Transmittal Date but the requisite Units are not delivered by DTC Cut-Off Time, the stocks and the Cash Redemption Payment will be delivered upon receipt of the requisite Units. If a redemption order is not submitted in proper form, then the redemption order is not deemed received as of such Transmittal Date and the value of the stocks and the Cash Redemption Payment will be computed as of the Evaluation Time on the Business Day that such order is received in good order by the Distributor and Trustee.

The Trustee may suspend the right of redemption, or postpone the date of payment of the NAV for more than five (5) Business Days following the date on which the request for redemption is deemed received by the Distributor and Trustee, (a) for any period during which the NYSE is closed, (b) for any period during which an emergency exists as a result of which disposal or evaluation of the Portfolio Securities is not reasonably practicable, or (c) for such other period as the SEC may by order permit for the protection of Beneficial Owners. Neither the Sponsor nor the Trustee is liable to any person or in any way for any loss or damages that may result from any such suspension or postponement.

Placement of Redemption Orders Using Clearing Process. A redemption order made through the Clearing Process will be deemed received on the Transmittal Date so long as (a) the order is received by the Distributor and Trustee not later than the Closing Time on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The order is effected based on the NAV of the Trust as determined as of the Evaluation Time on the Transmittal Date. A redemption order made through the Clearing Process and received by the Distributor and Trustee after the Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date. The Participant Agreement authorizes the Trustee to transmit to NSCC on behalf of a Participating Party such trade instructions as are necessary to effect the Participating Party’s redemption order. Pursuant to such trade instructions from the Trustee to NSCC, the Trustee will transfer (a) the requisite stocks (or contracts to purchase such stocks, which are expected to be delivered in a “regular way” manner) by the first (1st) NSCC Business Day following the date on which the request for redemption is deemed received, and (b) the Cash Redemption Payment.

Placement of Redemption Orders Outside Clearing Process. A DTC Participant who wishes to place an order for redemption of Units to be effected outside the Clearing Process need not be a Participating Party, but its order must state that such DTC Participant is not using the Clearing Process and that redemption will instead be effected through transfer of Units directly through DTC. An order will be deemed received by the Distributor and Trustee on the Transmittal Date if (a) such order is received by the Distributor and Trustee not later than the Closing Time on such Transmittal Date, (b) such order is preceded or accompanied by the requisite number of Units specified in such order, which delivery must be made through DTC to the Distributor and Trustee no later than 11:00 a.m., New York time, on the next Business Day immediately following such Transmittal Date (“DTC Cut-Off Time”) and (c) all other procedures set forth in the Participant Agreement are properly followed. Any Excess Cash Amounts owed by the Beneficial Owner must be delivered no later than 2:00 p.m., New York time, on the next Business Day immediately following the relevant Transmittal Date.

The Trustee initiates procedures to transfer the requisite stocks (or contracts to purchase such stocks) that are expected to be delivered within one (1) Business Day and the Cash Redemption Payment to the relevant DTC Participant on behalf of the redeeming Beneficial Owner by the first (1st) Business Day following the relevant Transmittal Date.

BOOK-ENTRY-ONLY SYSTEM

DTC acts as securities depository for the Units. Units are represented by one or more global securities, registered in the name of Cede & Co., as nominee for DTC and deposited with, or on behalf of, DTC. Beneficial ownership of Units is shown on the records of DTC or the DTC Participants (owners of such beneficial interests are referred to herein as “Beneficial Owners”).

DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC was created to hold securities of the DTC Participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. Access to the DTC system also is available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Upon the settlement date of any creation, transfer or redemption of Units, DTC credits or debits, on its book-entry registration and transfer system, the amount of

Units so created, transferred or redeemed to the accounts of the appropriate DTC Participants. The accounts to be credited and charged are designated by the Trustee to NSCC, in the case of a creation or redemption through the Clearing Process, or by the Trustee and the DTC Participants, in the case of a creation or redemption outside of the Clearing Process. Beneficial ownership of Units is limited to the DTC Participants, Indirect Participants and persons holding interests through the DTC Participants and Indirect Participants. Ownership of beneficial interests in Units is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners are expected to receive from or through the relevant DTC Participant a written confirmation relating to their purchase of Units. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Units.

As long as Cede & Co., as nominee of DTC, is the registered owner of Units, references to the registered or record owner of Units shall mean Cede & Co. and shall not mean the Beneficial Owners of Units. Beneficial Owners of Units are not entitled to have Units registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered the record or registered holders thereof under the Trust Agreement. Accordingly, each Beneficial Owner must rely on the procedures of DTC, any DTC Participant and Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights under the Trust Agreement.

The Trustee recognizes DTC or its nominee as the owner of all Units for all purposes except as expressly set forth in the Trust Agreement. Pursuant to the agreement between the Trustee and DTC, DTC is required to make available to the Trustee upon request and for a fee to be charged to the Trust a listing of the Unit holdings of each DTC Participant. The Trustee inquires of each such DTC Participant as to the number of Beneficial Owners holding Units, directly or indirectly, through the relevant DTC Participant. The Trustee provides each such DTC Participant with copies of any notice, statement or other communication, in the form, number and at the place as such DTC Participant may reasonably request, in order that the notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to the Beneficial Owners. In addition, the Trust pays to each such DTC Participant a fair and reasonable amount as reimbursement for the expense attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Distributions are made to DTC or its nominee. DTC or its nominee, upon receipt of any payment of distributions in respect of Units, is required immediately to credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Units, as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Units held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. Neither the Trustee nor the Sponsor has or will have any responsibility or liability for any aspects of the records relating to, or notices to, Beneficial Owners, or payments made on account of beneficial ownership interests in Units, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may discontinue providing its service with respect to Units at any time by giving notice to the Trustee and the Sponsor, provided that it discharges its responsibilities with respect thereto in accordance with applicable law. Under such circumstances, the Trustee and the Sponsor shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to terminate the Trust.

NSCC is an affiliate of DTC, and the Trustee and Sponsor, and/or their affiliates, own shares of DTC.

PORTFOLIO ADJUSTMENTS

The Index is a float-adjusted capitalization weighted index of 400 securities calculated under the auspices of the S&P Index Committee of S&P. At any moment in time, the value of the Index equals the aggregate market value of the available float shares outstanding in each of the component 400 Index Securities, evaluated at their respective last sale prices on their respective listing exchange, divided by a scaling factor (“divisor”) which yields a resulting index value in the reported magnitude.

Periodically (typically, several times per quarter), S&P may determine that total shares outstanding have changed in one or more component Index Securities due to secondary offerings, repurchases, conversions or other corporate actions. S&P may also determine that the available float shares of one or more of the Index Securities has changed due to corporate actions, purchases or sales of securities by holders or other events. S&P may periodically (ordinarily, several times per quarter) replace one or more Index Securities due to mergers, acquisitions, bankruptcies, or other market conditions, or if the issuers of such Index Securities fail to meet the criteria for inclusion in the Index. In 2024, there were 43 company changes to the Index. Ordinarily, whenever there is a change in shares outstanding or a change in an Index Security of the Index, S&P adjusts the divisor to ensure that there is no discontinuity in the value of the Index.

The Trustee aggregates certain adjustments and makes conforming changes to the Portfolio at least monthly. The Trustee directs its stock transactions only to brokers or dealers, which may include affiliates of the Trustee, from whom it expects to obtain the most favorable prices for execution of orders. Adjustments are made more frequently in the case of significant changes to the Index. Specifically, the Trustee is required to adjust the composition of the Portfolio whenever there is a change in the identity of any Index Security (i.e., a substitution of one security for another) within three (3) Business Days before or after the day on which the change is scheduled to take effect. If the transaction costs incurred by the Trust in adjusting the Portfolio would exceed the expected variation between the composition of the Portfolio and the Index (“Misweighting”), it may not be efficient identically to replicate the share composition of the Index. Minor Misweighting generally is permitted within the guidelines set forth below. The Trustee is required to adjust the composition of the Portfolio at any time that the weighting of any stock in the Portfolio varies in excess of one hundred and fifty percent (150%) of a specified percentage, which percentage varies from 0.02% to 0.25%, depending on the net asset value of the Trust (in each case, “Misweighting Amount”), from the weighting of the Index Security in the Index.

The Trust is not managed, and therefore the adverse financial condition of an issuer does not require the sale of stocks from the Portfolio. The Trustee on a non-discretionary basis adjusts the composition of the Portfolio to conform to changes in the composition and/or weighting structure of Index Securities in the Index. To the extent that the method of determining the Index is changed by S&P in a manner that would affect the adjustments provided for herein, the Trustee and the Sponsor have the right to amend the Trust Agreement, without the consent of DTC or Beneficial Owners, to conform the adjustments to such changes and to maintain the objective of tracking the Index.

The Trustee examines each stock in the Portfolio on each Business Day, comparing its weighting to the weighting of the corresponding Index Security, based on prices at the close of the market on the preceding Business Day (a “Weighting Analysis”). If there is a Misweighting in any stock in the Portfolio in excess of one hundred and fifty percent (150%) of the applicable Misweighting Amount, the Trustee calculates an adjustment to the Portfolio in order to bring the Misweighting within the Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. Also, on a monthly basis, the Trustee performs a Weighting Analysis for each stock in the Portfolio, and in any case where there exists a Misweighting exceeding one hundred percent (100%) of the applicable Misweighting Amount, the Trustee calculates an adjustment to the Portfolio in order to bring the Misweighting within the applicable Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. In the case of any adjustment to the Portfolio because of a Misweighting, the purchase or sale of stock necessitated by the adjustment is made within three (3) Business Days of the day on which such Misweighting is determined. In addition to the foregoing adjustments, the Trustee may make additional periodic adjustments to Portfolio Securities that may be misweighted by an amount within the applicable Misweighting Amount.

The foregoing guidelines with respect to Misweighting also apply to any Index Security that (a) is likely to be unavailable for delivery or available in insufficient quantity for delivery or (b) cannot be delivered to the Trustee due to restrictions prohibiting a creator from engaging in a transaction involving such Index Security. Upon receipt of an order for a Creation Unit that involves such an Index Security, the Trustee determines whether the substitution of cash for the stock would cause a Misweighting in the Portfolio. If a Misweighting results, the Trustee will purchase the required number of shares of the Index Security on the opening of the market on the following Business Day. If a Misweighting does not result and the Trustee does not hold cash in excess of the permitted amounts, the Trustee may hold the cash or, if such excess would result, make the required adjustments to the Portfolio.

As a result of the purchase and sale of stock in accordance with these requirements, or the creation of Creation Units, the Trust may hold some amount of residual cash (other than cash held temporarily due to timing differences between the sale and purchase of stock or cash delivered in lieu of Index Securities or undistributed income or undistributed capital gains). This amount may not exceed for more than five (5) consecutive Business Days 0.5% of the value of the Portfolio. If the Trustee has made all required adjustments and is left with cash in excess of 0.5% of the value of the Portfolio, the Trustee will use such cash to purchase additional Index Securities that are underweighted in the Portfolio as compared to their relative weightings in the Index, such that the Misweighting of such Index Securities will not be in excess of the applicable Misweighting Amount.

All portfolio adjustments are made as described herein unless such adjustments would cause the Trust to lose its status as a “regulated investment company” under Subchapter M of the Code. Additionally, the Trustee is required to adjust the composition of the Portfolio at any time to ensure the continued qualification of the Trust as a regulated investment company.

The Trustee relies on industry sources for information as to the composition and weightings of Index Securities. If the Trustee becomes incapable of obtaining or processing such information or NSCC is unable to receive such information from the Trustee on any Business Day, the Trustee shall use the composition and weightings of Index Securities for the most recently effective Portfolio Deposit for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until the earlier of (a) such time as current information with respect to Index Securities is available or (b) three (3) consecutive Business Days have elapsed. If such current information is not available and three (3) consecutive Business Days have elapsed, the composition and weightings of Portfolio Securities (as opposed to Index Securities) shall be used for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until current information with respect to Index Securities is available.

If the Trust is terminated, the Trustee shall use the composition and weightings of Portfolio Securities as of such notice date for the determination of all redemptions or other purposes.

From time to time S&P may adjust the composition of the Index because of a merger or acquisition involving one or more Index Securities. In such cases, the Trust, as shareholder of an issuer that is the object of such merger or acquisition activity, may receive various offers from would-be acquirors of the issuer. The Trustee is not permitted to accept any such offers until such time as it has been determined that the stocks of the issuer will be removed from the Index. As stocks of an issuer are often removed from the Index only after the consummation of a merger or acquisition of such issuer, in selling the securities of such issuer the Trust may receive, to the extent that market prices do not provide a more attractive alternative, whatever consideration is being offered to the shareholders of such issuer that have not tendered their shares prior to such time. Any cash received in such transactions is reinvested in Index Securities in accordance with the criteria set forth above. Any stocks received as a part of the consideration that are not Index Securities are sold as soon as practicable, and the cash proceeds of such sale are reinvested in accordance with the criteria set forth above.

Adjustments to the Portfolio Deposit

On each Business Day (each such day, an “Adjustment Day”), the number of shares and identity of each Index Security required for a Portfolio Deposit are adjusted in accordance with the following procedure. At the close of the market, the Trustee calculates the net asset value of the Trust. The net asset value of the Trust is divided by the number of outstanding Units multiplied by 25,000 Units in one Creation Unit, resulting in the net asset value per Creation Unit (“NAV Amount”). The Trustee then calculates the number of shares (without rounding) of each of the component stocks of the Index in a Portfolio Deposit for the following Business Day (“Request Day”), such that (a) the market value at the close of the market on the Adjustment Day of the stocks to be included in the Portfolio Deposit on Request Day, together with the Dividend Equivalent Payment effective for requests to create or redeem on the Adjustment Day, equals the NAV Amount, and (b) the identity and weighting of each of the stocks in a Portfolio Deposit mirrors proportionately the identity and weightings of the stocks in the Index, each as in effect on Request Day. For each stock, the number resulting from such calculation is rounded to the nearest whole share, with a fraction of 0.50 being rounded up. The identities and weightings of the stocks so calculated constitute the stock portion of the Portfolio Deposit effective on Request Day and thereafter until the next subsequent Adjustment Day, as well as Portfolio Securities to be delivered by the Trustee in the event of request for redemption on the Request Day and thereafter until the following Adjustment Day.

In addition to the foregoing adjustments, if a corporate action such as a stock split, stock dividend or reverse split occurs with respect to any Index Security that does not result in an adjustment to the Index divisor, the Portfolio Deposit shall be adjusted to take into account the corporate action in each case rounded to the nearest whole share.

On the Request Day and on each day that a request for the creation or redemption is deemed received, the Trustee calculates the market value of the stock portion of the Portfolio Deposit as in effect on the Request Day as of the close of the market and adds to that amount the Dividend Equivalent Payment effective for requests to create or redeem on Request Day (such market value and Dividend Equivalent Payment are collectively referred to herein as “Portfolio Deposit Amount”). The Trustee then calculates the NAV Amount, based on the close of the market on the Request Day. The difference between the NAV Amount so calculated and the Portfolio Deposit Amount is the “Balancing Amount.” The Balancing Amount serves the function of compensating for any differences between the value of the Portfolio Deposit Amount and the NAV Amount at the close of trading on Request Day due to, for example, (a) differences in the market value of the securities in the Portfolio Deposit and the market value of the securities on Request Day and (b) any variances from the proper composition of the Portfolio Deposit.

On any Adjustment Day on which (a) no change in the identity and/or share weighting of any Index Security is scheduled to take effect that would cause the Index divisor to be adjusted after the close of the market on that Business Day,* and (b) no stock split, stock dividend or reverse stock split with respect to any Index Security has been declared to take effect on the corresponding Request Day, the Trustee may forego making any adjustment to the stock portion of the Portfolio Deposit and use the composition and weightings of Index Securities for the most recently effective Portfolio Deposit for the Request Day following such Adjustment Day. In addition, the Trustee may calculate the adjustment to the number of shares and identity of Index Securities in a Portfolio Deposit as described above except that such calculation would be employed two (2) Business Days rather than one (1) Business Day before the Request Day.

The Dividend Equivalent Payment and the Balancing Amount in effect at the close of business on the Request Date are collectively referred to as the Cash Component or the Cash Redemption Payment. If the Balancing Amount is a positive number (i.e., if the NAV Amount exceeds the Portfolio Deposit Amount) then, with respect to creation, the Balancing Amount increases the Cash Component of the then-effective Portfolio Deposit transferred to the Trustee by the creator. With respect to redemptions, the Balancing Amount is added to the cash transferred to the redeemer by the Trustee. If the Balancing Amount is a negative number (i.e., if the NAV Amount is less than the Portfolio Deposit Amount), then with respect to creation, this amount decreases the Cash Component of the then-effective Portfolio Deposit to be transferred to the Trustee by the creator or, if such cash portion is less than the

*

S&P publicly announces changes in the identity and/or weighting of Index Securities in advance of the actual change. The announcements regarding changes in the index components are made after the close of trading on such day.

Balancing Amount, the difference must be paid by the Trustee to the creator. With respect to redemptions, the Balancing Amount is deducted from the cash transferred to the redeemer or, if such cash is less than the Balancing Amount, the difference must be paid by the redeemer to the Trustee.

If the Trustee has included the cash equivalent value of one or more Index Securities in the Portfolio Deposit because the Trustee has determined that such Index Securities are likely to be unavailable or available in insufficient quantity for delivery, or if a creator or redeemer is restricted from investing or engaging in transactions in one or more of such Index Securities, the Portfolio Deposit so constituted shall determine the Index Securities to be delivered in connection with the creation of Units in Creation Unit size aggregations and upon the redemption of Units until the time the stock portion of the Portfolio Deposit is subsequently adjusted.

EXCHANGE LISTING AND TRADING

The discussion below supplements the Summary with regard to exchange listing and trading matters associated with an investment in the Trust’s Units.

Secondary Trading on Exchanges

The Units are listed for secondary trading on the Exchange, and individual Units may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may close early on the Business Day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change. If you buy or sell Units in the secondary market, you will pay the secondary market price for Units. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Units of the Trust will continue to be met or that Units will always be listed on the Exchange. The Trust will be terminated if Units are delisted. Trading in Units may be halted under certain circumstances as set forth in the Exchange rules and procedures. The Exchange will consider the suspension of trading in or removal from listing of Units if: (a) the Trust has more than 60 days remaining until termination and there are fewer than 50 record and/or beneficial holders of Units for 30 or more consecutive trading days; (b) the value of the Index is no longer calculated or available; or (c) such other event occurs or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules that require trading to be halted for a specified period based on a specified market decline. The Exchange also must halt trading if required intraday valuation information is not disseminated for longer than one (1) Business Day.

Trading Prices of Units

The trading prices of the Trust’s Units will fluctuate continuously throughout trading hours based on market supply and demand rather than the Trust’s NAV, which is calculated at the end of each Business Day. The Units will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily NAV of the Units. While the creation/redemption feature is designed to make it likely that Units normally will trade close to the Trust’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Trust’s NAV. See the table “Frequency Distribution of Discounts and Premiums for the Trust: Bid/Ask Price vs. NAV as of 12/31/24” herein.

The market price of a Unit should reflect its share of the dividends accumulated on Portfolio Securities and may be affected by supply and demand, market volatility, sentiment and other factors.

CONTINUOUS OFFERING OF UNITS

Creation Units are offered continuously to the public by the Trust through the Distributor. Persons making Portfolio Deposits and creating Creation Units will receive no fees, commissions or other form of compensation or inducement of any kind from the Sponsor or the Distributor, and no such person has any obligation or responsibility to the Sponsor or Distributor to effect any sale or resale of Units.

Because new Units can be created and issued on an ongoing basis, at any point during the life of the Trust, a “distribution,” as such term is used in the Securities Act of 1933, may be occurring. Broker-dealers and other persons are cautioned that some of their activities may result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery and liability provisions of the Securities Act of 1933. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing a creation order with a distributor, breaks them down into the constituent Units and sells the Units directly to its customers; or if it chooses to couple the creation of a supply of new Units with an active selling effort involving solicitation of secondary market demand for Units. A determination of whether one is an underwriter must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

From 1999 until April 1, 2014 the Trustee used the services of an affiliated broker-dealer, ConvergEx, for the execution of all brokerage transactions for the

Trust. Starting April 1, 2014, the Trustee used BNY Mellon Capital Markets, LLC, an affiliate of the Trustee, and one or more unaffiliated broker-dealers, instead of ConvergEx, for the execution of all brokerage transactions for the Trust.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Units, whether or not participating in the distribution of Units, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act of 1933 is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act of 1940. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Units that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act of 1933, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act of 1933. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act of 1933 is only available with respect to transactions on a national exchange.

The Sponsor intends to qualify Units in states selected by the Sponsor and through broker-dealers who are members of the Financial Industry Regulatory Authority (“FINRA”). Persons intending to create or redeem Creation Units in transactions not involving a broker-dealer registered in such person’s state of domicile or residence should consult their legal adviser regarding applicable broker-dealer or securities regulatory requirements under the state securities laws prior to such creation or redemption.

EXPENSES OF THE TRUST

Ordinary operating expenses of the Trust are currently being accrued at an annual rate of 0.23%. Future accruals will depend primarily on the level of the Trust’s net assets and the level of Trust expenses. There is no guarantee that the Trust’s ordinary operating expenses will not exceed 0.23% of the Trust’s daily net asset value, and such rate may be changed without notice.

Subject to any applicable cap, the Sponsor may charge the Trust a special fee for certain services the Sponsor may provide to the Trust which would otherwise be provided by the Trustee in an amount not to exceed the actual cost of providing such services. The Sponsor or the Trustee from time to time may voluntarily assume some expenses or reimburse the Trust so that total expenses of the Trust are reduced. Neither the Sponsor nor the Trustee is obligated to do so and either one or both parties may discontinue any voluntary assumption of expenses or reimbursement at any time without notice.

The following charges are or may be accrued and paid by the Trust: (a) the Trustee’s fee; (b) fees payable to transfer agents for the provision of transfer agency services; (c) fees of the Trustee for extraordinary services performed under the

Trust Agreement; (d) various governmental charges; (e) any taxes, fees and charges payable by the Trustee with respect to Units (whether in Creation Units or otherwise); (f) expenses and costs of any action taken by the Trustee or the Sponsor to protect the Trust and the rights and interests of Beneficial Owners of Units (whether in Creation Units or otherwise); (g) indemnification of the Trustee or the Sponsor for any losses, liabilities or expenses incurred by it in the administration of the Trust; (h) expenses incurred in contacting Beneficial Owners of Units during the life of the Trust and upon termination of the Trust; (i) brokerage commissions incurred by the Trustee when acquiring or selling Index Securities pursuant to the provisions of the Trust Agreement; and (j) other out-of-pocket expenses of the Trust incurred pursuant to actions permitted or required under the Trust Agreement.

The Trust Agreement requires the Trustee to direct its securities transactions only to brokers or dealers, which may include affiliates of the Trustee, from which the Trustee expects to obtain the most favorable prices for execution of orders. The Trustee reviewed the execution services provided by broker-dealers to the Trust, including services of BTIG, LLC and BNY Mellon Capital Markets, LLC, and determined that they were consistent with the requirements of the Trust Agreement. Aggregate annual brokerage commissions paid by the Trust to affiliated brokers of the Trustee are included in Note 8, Related Party Transactions, in the Notes to the Trust’s financial statements.

In addition, the following expenses are or may be charged to the Trust: (a) reimbursement to the Sponsor of amounts paid by it to S&P in respect of annual licensing fees pursuant to the License Agreement; (b) federal and state annual registration fees for the issuance of Units; and (c) expenses of the Sponsor relating to the printing and distribution of marketing materials describing Units and the Trust (including, but not limited to, associated legal, consulting, advertising, and marketing costs and other out-of-pocket expenses such as printing). With respect to the marketing expenses described in item (c) above, the Sponsor has entered into an agreement with State Street Global Advisors Funds Distributors, LLC (“SSGA FD”), pursuant to which SSGA FD has agreed to market and promote the Trust. SSGA FD is reimbursed by the Sponsor for the expenses it incurs for providing such services out of amounts that the Trust reimburses the Sponsor. Pursuant to the provisions of an exemptive order, the expenses set forth in this paragraph may be charged to the Trust by the Trustee in an amount equal to the actual costs incurred, but in no case shall such charges exceed 0.30% per annum of the daily net asset value of the Trust.

If the income received by the Trust in the form of dividends and other distributions on Portfolio Securities is insufficient to cover Trust expenses, the Trustee may make advances to the Trust to cover such expenses. Otherwise, the Trustee may sell Portfolio Securities in an amount sufficient to pay such expenses. The Trustee may reimburse itself in the amount of any such advance, together with interest thereon at a percentage rate equal to the then-current overnight federal funds rate, by deducting such amounts from (a) dividend payments or other income of the Trust when such payments or other income are received, (b) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (c) the sale of Portfolio Securities. Notwithstanding the foregoing, if any advance remains outstanding for more than forty-five (45) Business Days, the Trustee may sell Portfolio Securities to reimburse itself for such advance and any accrued interest thereon. These advances will be secured by a lien on the assets of the Trust in favor of the Trustee. The expenses of the Trust are reflected in the NAV of the Trust.

For services performed under the Trust Agreement, the Trustee is paid a fee at an annual rate of 0.08% to 0.14% of the net asset value of the Trust, as shown below, depending on the net asset value of the Trust. The compensation is computed on each Business Day on the basis of the net asset value of the Trust on such day, and the amount thereof is accrued daily and paid monthly. During the first two years of the operation of the Trust, the Trustee’s fee was 0.12% per annum, regardless of the net asset value of the Trust. The Trustee, in its discretion, may also waive all or a portion of such fee.

Trustee Fee Scale

Net Asset Value of the Trust	Fee as a Percentage of Net Asset Value of the Trust
0 - $500,000,000	0.14% per annum*
$500,000,001 - $1,000,000,000	0.12% per annum*
$1,000,000,001 - $30,000,000,000	0.10% per annum*
$30,000,000,001 and above	0.08% per annum*

*	The fee indicated applies to that portion of the net asset value of the Trust that falls in the size category indicated.

As of September 30, 2024 and as of December 31, 2024, the net asset value of the Trust was $23,360,209,347 and $24,396,265,965, respectively. No representation is made as to the actual net asset value of the Trust on any future date, as it is subject to change at any time due to fluctuations in the market value of the Portfolio Securities, or to creations or redemptions made in the future. For the fiscal year ended September 30, 2024, the aggregate dollar amount of fees paid to the Trustee was $21,095,564.

DETERMINATION OF NET ASSET VALUE

The net asset value of the Trust is computed as of the Evaluation Time, as shown under “Portfolio Adjustments — Adjustments to the Portfolio Deposit” on each Business Day. The net asset value of the Trust on a per Unit basis is determined by subtracting all liabilities (including accrued expenses and dividends payable) from the total value of the Portfolio and other assets and dividing the result by the total number of outstanding Units. For the most recent net asset value information, please go to www.spdrs.com.

The value of the Portfolio is determined by the Trustee in good faith in the following manner. If Portfolio Securities are listed on one or more national securities exchanges, such evaluation is generally based on the closing sale price on that day (unless the Trustee deems such price inappropriate as a basis for evaluation) on the exchange which is deemed to be the principal market therefor or, if there is no such appropriate closing sale price on such exchange, at the closing bid price (unless the Trustee deems such price inappropriate as a basis for evaluation). If the securities are not so listed or, if so listed and the principal market therefor is other than on such exchange or there is no such closing bid price available, such evaluation shall generally be made by the Trustee in good faith based on the closing price on the over-the-counter market (unless the Trustee deems such price inappropriate as a basis for evaluation) or if there is no such appropriate closing price, (a) on current bid prices, (b) if bid prices are not available, on the basis of current bid prices for comparable securities, (c) by the Trustee’s appraising the value of the securities in good faith on the bid side of the market, or (d) by any combination thereof.

ADDITIONAL RISK INFORMATION

The following section identifies additional risks. Prospective investors should carefully consider the additional information described below together with the information identified under “Summary — Principal Risks of Investing in the Trust.”

A liquid trading market for certain Portfolio Securities may not exist. Although all of the Portfolio Securities are listed on a national securities exchange, the existence of a liquid trading market for certain Portfolio Securities may depend on whether dealers will make a market in such stocks. There can be no assurance that a market will be made or maintained for any Portfolio Securities, or that any such market will be or remain liquid. The price at which Portfolio Securities may be sold and the value of the Portfolio will be adversely affected if trading markets for Portfolio Securities are limited or absent.

Asset Category Risk. The Portfolio Securities may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Trading Issues. Units are listed for trading on the Exchange under the market symbol “MDY.” Trading in Units on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Units inadvisable. In addition, trading in Units on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Trust will continue to be met or will remain unchanged or that the Units will trade with any volume, or at all, on any stock exchange. The Trust will be terminated if the Units are delisted from the Exchange.

Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Units will generally fluctuate with changes in the market value of the Trust’s securities holdings. The market prices of Units will generally fluctuate in accordance with changes in the Trust’s NAV and supply and demand of Units on the Exchange or any other exchange on which Units are traded. It cannot be predicted whether Units will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Units will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Index trading individually or in the aggregate at any point in time. The market prices of Units may deviate significantly from the NAV of the Units during periods of market volatility. While the creation/redemption feature is designed to make it likely that Units normally will trade close to the Trust’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Trust’s NAV. If an investor purchases Units at a time when the market price is at a premium to the NAV of the Units or sells at a time when the market price is at a discount to the NAV of the Units, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

Costs of Buying or Selling Units. Investors buying or selling Units in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Units. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Units (the “bid” price) and the price at which an investor is willing to sell Units (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Units based on trading volume and market liquidity, and is generally lower if the Trust’s Units have more trading volume and market liquidity and higher if the Trust’s Units have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Units, including bid/ask spreads, frequent trading of Units may significantly reduce investment results, and an investment in Units may not be advisable for investors who anticipate regularly making small investments.

Investment in the Trust may have adverse tax consequences. Investors in the Trust should consider the U.S. federal, state, local and other tax consequences of the ownership and disposition of Units. For a discussion of certain U.S. federal income tax consequences of the ownership and disposition of Units, see “Federal Income Taxes.”

Clearing and settlement of Creation Units may be delayed or fail. Even if an order is processed through the continuous net settlement clearing process of NSCC, Portfolio Securities or Units, as applicable, may not be delivered on settlement date, due to liquidity or other constraints in the clearing process. Orders expected to settle outside of the continuous net settlement clearing process of NSCC are not covered by NSCC’s guarantee of completion of delivery.

Real Estate Investment Trusts (“REITs”) Risks. The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. If the Index’s REIT securities are concentrated in one geographic area or in one property type, the Trust will be particularly subject to the risks associated with that area or property type.

ADDITIONAL INFORMATION REGARDING

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section included in this prospectus entitled “Dividends and Distributions.”

General Policies

The regular quarterly ex-dividend date for Units is the third (3rd) Friday in each of March, June, September and December, unless such day is not a Business Day, in which case the ex-dividend date is the immediately preceding Business Day (“Ex-Dividend Date”). Beneficial Owners reflected on the records of DTC and the DTC Participants on the Ex-Dividend Date (also, the “Record Date”) are entitled to receive an amount representing dividends accumulated on Portfolio Securities through the quarterly dividend period which ends on the Business Day preceding such Ex-Dividend Date (including stocks with ex-dividend dates falling within such quarterly dividend period), net of fees and expenses, accrued daily for such period.

For the purposes of all dividend distributions, dividends per Unit are calculated at least to the nearest 1/100th of $0.01. The payment of dividends is made on the last Business Day in the calendar month following each Ex-Dividend Date (“Dividend Payment Date”). Dividend payments are made through DTC and the DTC Participants to Beneficial Owners then of record with funds received from the Trustee.

Dividends payable to the Trust in respect of Portfolio Securities are credited by the Trustee to a non-interest-bearing account as of the date on which the Trust receives such dividends. Other moneys received by the Trustee in respect of the Portfolio, including but not limited to the Cash Component, the Cash Redemption Payment, all moneys realized by the Trustee from the sale of options, warrants or other similar rights received or distributed in respect of Portfolio Securities as dividends or distributions and capital gains resulting from the sale of Portfolio Securities are credited by the Trustee to a non-interest-bearing account. All funds collected or received are held by the Trustee without interest until distributed in accordance with the provisions of the Trust Agreement. To the extent the amounts credited to the account generate interest income or an equivalent benefit to the Trustee, such interest income or benefit is used to reduce the Trustee’s annual fee.

Any additional distributions the Trust may need to make so as to qualify for an exemption from tax on its distributed income under the Code and to avoid U.S. federal excise tax would consist of (a) an increase in the distribution scheduled for January to include any amount by which the Trust’s estimated “investment company taxable income” (determined prior to the deduction for dividends paid by the Trust) and net capital gains for the prior taxable and/or calendar year exceeded the amount of Trust taxable income previously distributed with respect to such taxable year and/or calendar year or, if greater, the minimum amount required to avoid imposition of such excise tax, and (b) a distribution soon after the computation of the actual annual “investment company taxable income” (determined prior to the deduction for dividends paid by the Trust) and net capital gain of the Trust of the amount, if any, by which such actual income and gain exceeds the distributions already made. The net asset value of the Trust is reduced in direct proportion to the amount of such additional distributions. The magnitude of the additional distributions, if any, depends upon a number of factors, including the level of redemption activity experienced by the Trust. Because substantially all proceeds from the sale of stocks in connection with adjustments to the Portfolio are used to purchase shares of Index Securities, the Trust may have no cash or insufficient cash with which to pay such additional distributions. In that case, the Trustee will have to sell shares of Portfolio Securities sufficient to produce the cash required to make such additional distributions. In selecting the stocks to be sold to produce cash for such distributions, the Trustee chooses among the stocks that are over-weighted in the Portfolio relative to their weightings in the Index first and then from among all other stocks in such a manner to maintain the weightings of Portfolio Securities within the applicable Misweighting Amount.

As specified in the Trust Agreement, the Trustee may declare special dividends if the Trustee deems such action necessary or advisable to preserve the status of the Trust as a RIC or to avoid imposition of income or excise taxes on undistributed income or deems such action otherwise advantageous to the Trust (subject to certain limitations). The Trust Agreement also permits the Trustee to vary the frequency with which periodic distributions are made (e.g., from quarterly to monthly) if it is determined by the Sponsor and the Trustee that such a variance would be advisable to facilitate compliance with the rules and regulations applicable to RICs or would otherwise be advantageous to the Trust. In addition, the Trust Agreement permits the Trustee to change the regular ex-dividend date for Units to another date within the month or quarter if it is determined by the Sponsor and the Trustee that such a change would be advantageous to the Trust. Notice of any such variance or change shall be provided to Beneficial Owners via DTC and the DTC Participants.

All distributions are made by the Trustee through DTC and the DTC Participants to Beneficial Owners as recorded on the book entry system of DTC and the DTC Participants. With each distribution, the Trustee furnishes for distribution to Beneficial Owners a statement setting forth the amount being distributed, expressed as a dollar amount per Unit.

The settlement date for the creation of Units or the purchase of Units in the secondary market must occur on or before the Record Date in order for such creator or purchaser to receive a distribution on the next Dividend Payment Date. If the settlement date for such creation or a secondary market purchase occurs after the Record Date, the distribution will be made to the prior securityholder or Beneficial Owner as of such Record Date.

Any Beneficial Owner interested in acquiring additional Units with proceeds received from distributions described above may elect dividend reinvestment through DTC Participants by means of the Dividend Reinvestment Service, if such service is available through the Beneficial Owner’s broker.

As soon as practicable after notice of termination of the Trust, the Trustee will distribute via DTC and the DTC Participants to each Beneficial Owner redeeming Creation Units before the termination date specified in such notice a portion of Portfolio Securities and cash as described above. Otherwise, the Trustee will distribute to each Beneficial Owner (whether in Creation Unit size aggregations or otherwise), as soon as practicable after termination of the Trust, such Beneficial Owner’s pro rata share of the net asset value of the Trust.

INVESTMENT RESTRICTIONS

The Trust is not actively managed and only holds constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Therefore, the Trust is not authorized to invest in the securities of registered investment companies or any other registered or unregistered funds, lend its portfolio securities or other assets, issue senior securities or borrow money for the purpose of investing in securities, purchase securities on margin, sell securities short or invest in derivative instruments, including, without limitation, futures contracts, options or swaps.

INVESTMENTS BY INVESTMENT COMPANIES

Purchases of Units by investment companies and certain private funds are subject to restrictions pursuant to Section 12(d)(1) of the Investment Company Act of 1940. However, SEC Rule 12d1-4 allows, subject to certain conditions (including entry into an agreement with the Trust), registered investment companies to invest in Units beyond the limits contained in Section 12(d)(1) of the Investment Company Act of 1940. Registered investment companies wishing to invest beyond the statutory limits in reliance on Rule 12d1-4 should contact the Trustee by telephone at 1-844-545-1258.

The Trust itself is also subject to the restrictions of Section 12(d)(1). This means that, absent an exemption or SEC relief, (a) the Trust cannot invest in any registered investment company, to the extent that the Trust would own more than 3% of that registered investment company’s outstanding Units, (b) the Trust cannot invest more than 5% of its total assets in the securities of any one registered investment company, and (c) the Trust cannot invest more than 10% of its total assets in the securities of registered investment companies in the aggregate.

ANNUAL REPORTS

Promptly after the end of each fiscal year, the Trustee furnishes to the DTC Participants for distribution to each person who was a Beneficial Owner of Units at the end of such fiscal year, an annual report of the Trust containing financial statements audited by independent accountants of nationally recognized standing and such other information as may be required by applicable laws, rules and regulations.

BENEFIT PLAN INVESTOR CONSIDERATIONS

In considering the advisability of an investment in Units, fiduciaries of pension, profit-sharing or other tax-qualified retirement plans and funded welfare plans or entities whose underlying assets include “plan assets” within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (collectively, “Plans”) subject to the fiduciary responsibility requirements of ERISA, should consider whether an investment in Units (a) is permitted by the documents and instruments governing the Plan, (b) is made solely in the interest of participants and beneficiaries of the Plans, (c) is consistent with the prudence and diversification requirements of ERISA, and that the acquisition and holding of Units does not result in a non-exempt “prohibited transaction” under Section 406 of ERISA or Section 4975 of the Code. Individual retirement account (“IRA”) investors and certain other investors not subject to ERISA, such as Keogh Plans, should consider that such arrangements may make only such investments as are authorized by the governing instruments and that IRAs, Keogh Plans and certain other types of arrangements are subject to the prohibited transaction rules of Section 4975 of the Code. Employee benefit plans that are government plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and non-U.S. plans (as described in Section 4(b)(4) of ERISA) are not subject to the requirements of ERISA or Section 4975 of the Code. The fiduciaries of governmental plans should, however, consider the impact of their respective state pension codes or other applicable law, which may include restrictions similar to ERISA and Section 4975 of the Code, on investments in Units and the considerations discussed above, to the extent such considerations apply. Each purchaser and transferee of a Unit who is subject to ERISA or Section 4975 of the Code or any similar laws will be deemed to have represented by its acquisition and holding of each Unit that its acquisition and holding of any Units does not give rise to a non-exempt prohibited transaction under ERISA, the Code or any similar law.

As described in the preceding paragraph, ERISA imposes certain duties on Plan fiduciaries, and ERISA and/or Section 4975 of the Code prohibit certain transactions involving “plan assets” between Plans or IRAs and persons who have certain specified relationships to the Plan or IRA (that is, “parties in interest” as defined in ERISA or “disqualified persons” as defined in the Code). The fiduciary standards and prohibited transaction rules that apply to an investment in Units by a Plan will not apply to transactions involving the Trust’s assets because the Trust is an investment company registered under the Investment Company Act of 1940. As such, the Trust’s assets are not deemed to be “plan assets” under ERISA and U.S. Department of Labor regulations by virtue of Plan and/or IRA investments in Units.

Each purchaser or transferee should consult legal counsel before purchasing the Units. Nothing herein shall be construed as a representation that an investment in the Units would meet any or all of the relevant legal requirements with respect to investments by, or is appropriate for, an employee benefit plan subject to ERISA or Section 4975 of the Code or a similar law.

INDEX LICENSE

A license agreement (the “License Agreement”) between SSGA FD and S&P grants a license to SSGA FD to use the Index and to use certain trade names and trademarks of S&P in connection with the Trust. The Index also serves as a basis for determining the composition of the Portfolio. The Trustee (on behalf of the Trust), the Sponsor and the Exchange have each received a sublicense from SSGA FD for the use of the Index and such trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the Beneficial Owners of Units. Currently, the License Agreement is scheduled to terminate on November 29, 2031, but its term may be extended without the consent of any of the Beneficial Owners of Units.

None of the Trust, the Trustee, the Exchange, the Sponsor, SSGA FD, the Distributor, DTC, NSCC, any Authorized Participant, any Beneficial Owner of Units or any other person is entitled to use any rights whatsoever under the foregoing licensing arrangements or to use the trademarks “Standard & Poor’s,” “S&P,” “Standard & Poor’s MidCap 400 Index,” “Standard & Poor’s MidCap 400 Depositary Receipts” or “S&P MidCap 400 Index,” or to use the Index except as specifically described in the License Agreement and sublicenses or as may be specified in the Trust Agreement.

THE TRUST IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P DOW JONES INDICES LLC, ITS AFFILIATES, AND/OR THIRD-PARTY LICENSORS (INCLUDING, WITHOUT LIMITATION, DOW JONES & COMPANY, INC.) (COLLECTIVELY, FOR PURPOSES OF THIS PARAGRAPH AND THE NEXT PARAGRAPH, “S&P”). S&P MAKES NO REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE TRUST OR ANY MEMBER OF THE PUBLIC

REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE TRUST PARTICULARLY OR THE ABILITY OF THE INDEX TO TRACK MARKET PERFORMANCE AND/OR TO ACHIEVE ITS STATED OBJECTIVE AND/OR TO FORM THE BASIS OF A SUCCESSFUL INVESTMENT STRATEGY, AS APPLICABLE. S&P’S ONLY RELATIONSHIP TO THE TRUST IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES AND OF THE INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO SSGA FD OR THE TRUST. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE TRUST OR THE OWNERS OF OR INVESTORS IN THE TRUST INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX OR ANY DATA INCLUDED THEREIN OR USED TO CALCULATE THE INDEX. S&P DOW JONES INDICES LLC IS NOT AN ADVISOR TO THE TRUST. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE TRUST OR THE TIMING OF THE ISSUANCE OR SALE OF THE TRUST OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE UNITS ARE ISSUED OR REDEEMED. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING, OR TRADING OF THE TRUST.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR USED TO CALCULATE THE INDEX, AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY OR CONDITION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SPONSOR, THE TRUSTEE, THE TRUST, OWNERS OF OR INVESTORS IN THE TRUST, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN OR USED TO CALCULATE THE INDEX. S&P MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS, WARRANTIES OR CONDITIONS, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS) RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SPDR TRADEMARK. The “SPDR” trademark is used under license from Standard & Poor’s Financial Services LLC. No financial product offered by the Trust or its affiliates is sponsored, endorsed, sold or promoted by S&P or its affiliates. S&P makes no representation or warranty, express or implied, to the owners of any financial product or any member of the public regarding the advisability of investing in securities generally or in financial products particularly or the ability of the index on which financial products are based to track general stock market performance. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of financial products. S&P has no obligation or liability in connection with the administration, marketing or trading of financial products. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P OR ITS AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SPONSOR

The Sponsor is a Delaware limited liability company incorporated on April 6, 1998 with offices c/o NYSE Holdings LLC, 11 Wall Street, New York, New York 10005. The Sponsor’s Internal Revenue Service Employer Identification Number is 26-4126158. The Sponsor’s sole business activity is to act as the sponsor of the Trust and two other ETFs. On October 1, 2008, the Sponsor became an indirect, wholly owned subsidiary of NYSE Holdings following the acquisition by NYSE Holdings of the American Stock Exchange LLC and all of its subsidiaries. The Sponsor is an indirect, wholly owned subsidiary of Intercontinental Exchange, Inc. (“ICE”). ICE is a publicly traded entity, trading on the New York Stock Exchange under the symbol “ICE.” NYSE Holdings is a “control person” of the Sponsor as such term is defined in the Securities Act of 1933.

The Sponsor, at its own expense, may from time to time provide additional promotional incentives to brokers who sell Units to the public. In certain instances, these incentives may be provided only to those brokers who meet certain threshold requirements for participation in a given incentive program, such as selling a significant number of Units within a specified period.

If at any time the Sponsor fails to undertake or perform or becomes incapable of undertaking or performing any of the duties which by the terms of the Trust Agreement are required to be undertaken or performed by it, and such failure is not cured within fifteen (15) Business Days following receipt of notice from the Trustee of such failure, or if the Sponsor resigns, or if the Sponsor is adjudged bankrupt or insolvent, or a receiver of the Sponsor or of its property is appointed, or a trustee or liquidator or any public officer takes charge or control of the Sponsor or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, the Trustee may appoint a successor Sponsor, agree to act as Sponsor itself, or terminate the Trust Agreement and liquidate the Trust. Upon the Trustee’s and a successor Sponsor’s execution of an instrument of appointment and assumption, the successor Sponsor succeeds to all of the rights, powers, duties and obligations of the original Sponsor. The successor Sponsor shall not be under any liability under the Trust Agreement for occurrences or omissions prior to the execution of such instrument. Any successor Sponsor may be compensated at rates deemed by the Trustee to be reasonable, but not exceeding the amounts prescribed by the SEC.

The Sponsor may resign by executing and delivering to the Trustee an instrument of resignation. Such resignation shall become effective upon the appointment of a successor Sponsor and the acceptance of appointment by the successor Sponsor, unless the Trustee either agrees to act as Sponsor or terminates the Trust Agreement and liquidates the Trust. The Trustee shall terminate the Trust Agreement and liquidate the Trust if, within sixty (60) days following the date on which a notice of resignation was delivered by the Sponsor, a successor Sponsor has not been appointed or the Trustee has not agreed to act as Sponsor.

The Trust Agreement provides that the Sponsor is not liable to the Trustee, the Trust or to the Beneficial Owners of Units for taking or refraining from taking any action in good faith, or for errors in judgment, but is liable only for its own gross negligence, bad faith, willful misconduct or willful malfeasance in the performance of its duties or its reckless disregard of its obligations and duties under the Trust Agreement. The Sponsor is not liable or responsible in any way for depreciation or loss incurred by the Trust because of the purchase, continued holding or sale of any Portfolio Securities. The Trust Agreement further provides that the Sponsor and its directors, shareholders, officers, employees, subsidiaries and affiliates under common control with the Sponsor shall be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct or willful malfeasance on the part of any such party arising out of or in connection with the performance of its duties or reckless disregard of its obligations and duties under the Trust Agreement, including the payment of the costs and expenses (including counsel fees) of defending against any claim or liability.

As of January 28, 2025, each of the following persons and entity served as an officer or member of the Sponsor:

Name	Nature of Relationship or Affiliation with Sponsor
Lynn Martin	President
Warren Gardiner	Senior Vice President and Chief Financial Officer
Doug Foley	Senior Vice President, HR & Administration
Martin Hunter	Senior Vice President, Tax & Treasurer
Timothy Reilly	Head of Exchange Traded Solutions
Jaime Klima	General Counsel & Assistant Secretary
Martha Redding	Associate General Counsel & Secretary
Andrew Surdykowski	Senior Vice President
Kana Yamamoto	Senior Director, Assistant Treasurer
Octavia Spencer	Assistant Secretary
NYSE American LLC	Member

The principal business address for each of the officers and members listed above is c/o NYSE Holdings LLC, 11 Wall Street, New York, New York 10005. None of the officers listed above either directly or indirectly owns, controls or holds with power to vote any of the outstanding limited liability company interests of the Sponsor. All of the outstanding limited liability company interests of the Sponsor are owned by NYSE American LLC as the sole member of the Sponsor.

None of the individuals listed above either directly or indirectly owns, controls or holds with power to vote any of the outstanding Units of the Trust.

Other Companies of Which Each of the Persons* Named Above Is Presently an Officer, Director or Partner
Person Named Above	Name and Principal Business Address of Such Other Company	Nature of Business of Such Other Company	Nature of Affiliation with Such Other Company

Lynn Martin**	NYSE Holdings LLC, 11 Wall Street, New York, New York 10005	Global operator of financial markets and provider of trading technologies	President

Warren Gardiner***	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	Chief Financial Officer

Doug Foley****	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	Senior Vice President

Martin Hunter*****	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	Senior Vice President, Tax & Treasury

Timothy Reilly	NYSE Holdings LLC, 11 Wall Street, New York, New York 10005	Global operator of financial markets and provider of trading technologies	Head of Exchange Traded Solutions

Jaime Klima******	NYSE Holdings LLC, 11 Wall Street, New York, New York 10005	Global operator of financial markets and provider of trading technologies	General Counsel & Assistant Secretary

Martha Redding*******	NYSE Holdings LLC, 11 Wall Street, New York, New York 10005	Global operator of financial markets and provider of trading technologies	Assistant General Counsel & Corporate Secretary

Other Companies of Which Each of the Persons Named Above Is Presently an Officer, Director or Partner
Person Named Above	Name and Principal Business Address of Such Other Company	Nature of Business of Such Other Company	Nature of Affiliation with Such Other Company

Andrew Surdykowski********	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	General Counsel

Kana Yamamoto *********	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	Senior Tax Director

Octavia Spencer**********	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	Vice President, Associate General Counsel & Corporate Secretary

*	Exclude persons whose affiliation with the Sponsor arises solely by virtue of stock ownership (as defined under Section 2(a)(3)(A) of the Investment Company Act of 1940).
**

In addition to her positions with the Sponsor and NYSE Holdings LLC, Ms. Martin is the President of NYSE Group, Inc. and a Director and/or an officer (e.g., President, Chief Executive Officer, Senior Vice President) of 26 other subsidiaries of ICE.

***

In addition to his position with the Sponsor, Mr. Gardiner is a Director and/or an officer (e.g., Chief Financial Officer, Treasurer, Vice President, Manager, President, Managing Director, Secretary) of 133 other subsidiaries of ICE.

****

In addition to his position with the Sponsor, Mr. Foley is a Director and/or an officer (e.g., Chief Financial Officer, Treasurer, Vice President, Manager, President, Managing Director, Secretary) of 57 other subsidiaries of ICE.

*****

In addition to his position with the Sponsor, Mr. Hunter is a Director and/or an officer (e.g., Chief Financial Officer, Treasurer, Vice President, Manager, President, Managing Director, Secretary) of 121 other subsidiaries of ICE.

******	In addition to her positions with the Sponsor and NYSE Holdings LLC, Ms. Klima is a Director and/or an officer (e.g., President,

Chief Executive Officer, Senior Vice President) of 19 other subsidiaries of ICE.
*******

In addition to her positions with the Sponsor and NYSE Holdings LLC, Ms. Redding is a Director and/or an officer (e.g., President, Chief Executive Officer, Senior Vice President) of 19 other subsidiaries of ICE.

********

In addition to his position with the Sponsor, Mr. Surdykowski is a Director and/or an officer (e.g., Chief Financial Officer, Treasurer, Vice President, Manager, President, Managing Director, Secretary) of 135 other subsidiaries of ICE.

*********	In addition to her positions with the Sponsor, Ms. Yamamoto is a Director and/or an officer (e.g., President, Chief Executive Officer, Senior Vice President) of 95 other subsidiaries of ICE.
**********

In addition to her position with the Sponsor, Ms. Spencer is a Director and/or an officer (e.g., Chief Financial Officer, Treasurer, Vice President, Manager, President, Managing Director, Secretary) of 112 other subsidiaries of ICE.

Lynn Martin is President of NYSE Group, a wholly owned subsidiary of ICE. NYSE Group includes the New York Stock Exchange, the world’s largest stock market and premier venue for capital raising, as well as four fully electronic equity markets and two options exchanges. Ms. Martin is also Chair of Fixed Income & Data Services at ICE, which includes ICE Bonds execution venues, securities pricing and analytics, reference data, indices, desktop solutions, consolidated feeds and connectivity services that cover all major asset classes. Most recently, she was President of Fixed Income & Data Services and earlier served as President of ICE Data Services, COO of ICE Clear U.S., and in a number of leadership roles including CEO of NYSE Liffe U.S. and CEO of New York Portfolio Clearing. Ms. Martin began her career at IBM in its Global Services organization. Ms. Martin holds a BS in Computer Science from Manhattan College and an MA in Statistics from Columbia University. She currently sits on the Board of Directors of the Partnership for New York City and the Inner-City Scholarship Fund. Ms. Martin also serves on the Manhattan College Board of Trustees as well as the Advisory Board of the School of Science and is a member of the Phi Beta Kappa National Honor Society.

Warren Gardiner is Chief Financial Officer at ICE. He is responsible for all aspects of ICE’s finance and accounting functions, treasury, tax, audit and controls and investor relations. From July 2017 to May 2021, Mr. Gardiner served as ICE’s Vice President of Investor Relations where he led strategic and financial communications with ICE’s stakeholders as well as playing an integral role in the Company’s business development initiatives. Mr. Gardiner brings over 15 years of financial analysis and research experience. Before joining ICE in 2017, he served as a research analyst covering Financial Information and Exchanges equities at Evercore. Prior to that, he was an equity research analyst at Barclays. Mr. Gardiner earned a Bachelor of Arts in Managerial Economics from Union College and is a CFA Charterholder.

Doug Foley is Senior Vice President of Human Resources & Administration at ICE. In addition to other duties, he has overall responsibility for ICE’s global human resource and real estate functions. Prior to joining ICE in 2008, Mr. Foley worked in the Performance & Reward practice at Ernst & Young LLP in Atlanta. Mr. Foley previously worked in Global Compensation & Rewards at Delta Air Lines and began his career as a pension actuary, holding various roles at Ernst & Young LLP and Arthur Andersen LLP. Mr. Foley holds a Bachelor of Science in Mathematics and a Master of Science in Risk Management & Insurance, both from Georgia State University.

Martin Hunter is Senior Vice President, Tax & Treasurer of ICE since 2013. Previously he was Vice President, Tax & Treasurer from August 2010 to November 2013.

Timothy Reilly is the Head of Exchange Traded Solutions for NYSE Group. In this role, he leads the Exchange Traded Products and NYSE Bonds teams. He also manages the NYSE’s trading advisory services for the institutional asset management community. Mr. Reilly is a twenty-six-year veteran of the equity and fixed income trading industry. He started his career at Citigroup where he helped build, and eventually lead, the Global Portfolio Trading business. In 2008, Mr. Reilly was appointed Head of Citi Electronic Execution Sales. In this role, he launched Citi’s first self-directed equity trading strategies and established one of the earliest execution consulting teams. In 2014 Mr. Reilly joined ITG where he ran Global Sales for their trading, analytics, network and technology products. He is a graduate of Georgetown University in Washington, D.C.

Jaime Klima is the General Counsel of NYSE Group, Inc. Prior to assuming the role of General Counsel, Ms. Klima was the Chief Regulatory Officer of NYSE Group from 2021 — spring 2024, where she oversaw the work of its independent regulatory unit, NYSE Regulation. From 2019-2021, Ms. Klima was Chief of Staff and Chief Operating Officer at the Commodity Futures Trading Commission, after serving from 2012-2019 at the Securities and Exchange Commission in a variety of senior legal and policy roles.

Martha Redding has been with the Legal Department of the NYSE Group since 2011. She is currently Corporate Secretary and Associate General Counsel.

Andrew Surdykowski is General Counsel of ICE. Mr. Surdykowski oversees ICE’s legal affairs globally, including public company compliance, corporate governance matters and serving as ICE’s key legal advisor. Mr. Surdykowski joined ICE in September 2005. He previously served as Senior Vice President, Associate General Counsel and Assistant Corporate Secretary. Before joining ICE, Mr. Surdykowski was an attorney at McKenna, Long & Aldridge (now known as Dentons), where he practiced in the corporate law group. His experience at McKenna, Long & Aldridge included representing a broad array of clients in matters dealing with securities, mergers and acquisitions, corporate governance, finance and private equity. Mr. Surdykowski holds a law degree from the Georgia State

University College of Law and a B.S. in Management from the Georgia Institute of Technology.

Kana Yamamoto is Senior Director of International Tax at ICE from 2021 to present. Previously she was Director of International Tax from 2018 to 2021.

Octavia Spencer is Vice President, Associate General Counsel & Corporate Secretary at ICE. In this role, she focuses on public company compliance and corporate governance matters. Ms. Spencer joined ICE in April 2014. She previously served as Associate General Counsel & Corporate Secretary. Prior to joining ICE, Spencer worked as an attorney at McKenna, Long & Aldridge (now known as Dentons), where she practiced in the corporate law group and focused on public company compliance and corporate governance matters, public offerings, private placements and mergers and acquisition work. Ms. Spencer holds a J.D. from the Duke University School of Law and a Bachelor of Arts degree from the University of North Carolina at Chapel Hill.

NYSE American LLC, formerly NYSE MKT LLC, NYSE Amex and prior to that, the American Stock Exchange, became a wholly owned subsidiary of NYSE Holdings in 2008.

TRUSTEE

The Trustee is a banking corporation organized under the laws of New York with trust powers. The Trustee’s office is at 240 Greenwich Street, 8th Floor, New York, NY 10286. The Trustee’s Internal Revenue Service Employer Identification Number is 13-5160382. The Trustee is subject to supervision and examination by the Federal Reserve Bank of New York and the New York State Financial Services Department.

The Trustee may resign and be discharged of the Trust created by the Trust Agreement by executing an instrument of resignation and filing such instrument with the Sponsor and mailing a notice of resignation to all DTC Participants reflected on the records of DTC as owning Units for distribution to Beneficial Owners as provided above not less than sixty (60) days before the date such resignation is to take effect. Such resignation becomes effective upon the acceptance of the appointment as Trustee for the Trust by the successor Trustee. The Sponsor, upon receiving notice of such resignation, is obligated to use its best efforts promptly to appoint a successor Trustee in the manner and meeting the qualifications provided in the Trust Agreement. If no successor is appointed within sixty (60) days after the date such notice of resignation is given, the Trustee shall terminate the Trust Agreement and liquidate the Trust.

If the Trustee becomes incapable of acting as such, or fails to undertake or perform or becomes incapable of undertaking or performing any of the duties which by the terms of the Trust Agreement are required to be undertaken or performed by it, and such failure is not cured within fifteen (15) Business Days following receipt of notice from the Sponsor of such failure, or is adjudged bankrupt or insolvent, or a receiver of the Trustee or its property is appointed, or a trustee or liquidator or any public officer takes charge or control of such Trustee or of its property or affairs for the purposes of rehabilitation, conservation or liquidation, then the Sponsor may remove the Trustee and appoint a successor Trustee as provided in the Trust Agreement. The successor Trustee shall mail notice of its appointment via the DTC Participants to Beneficial Owners. Upon a successor Trustee’s execution of a written acceptance and acknowledgement of an instrument accepting appointment as Trustee for the Trust, the successor Trustee becomes vested with all the rights, powers, duties and obligations of the original Trustee. The Trustee and any successor Trustee must (a) be a bank, trust company, corporation or national banking association organized and doing business under the laws of the United States or any state thereof; (b) be authorized under such laws to exercise corporate trust powers; and (c) at all times have aggregate capital, surplus and undivided profits of not less than $50,000,000.

Beneficial Owners of 51% of the then-outstanding Units may at any time remove the Trustee by written instrument(s) delivered to the Trustee and the Sponsor. The Sponsor shall thereupon use its best efforts to appoint a successor Trustee as described above and in the Trust Agreement.

The Trust Agreement limits the Trustee’s liabilities. It provides, among other things, that the Trustee is not liable for (a) any action taken in reasonable reliance on properly executed documents or for the disposition of monies or securities or for the evaluations required to be made thereunder, except by reason of its own gross negligence, bad faith, willful malfeasance, willful misconduct, or reckless disregard of its duties and obligations; (b) depreciation or loss incurred by reason of the sale by the Trustee of any Portfolio Securities; and (c) any taxes or other governmental charges imposed upon or in respect of Portfolio Securities or upon the income thereon or upon it as Trustee or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction, and the Trustee shall be reimbursed from the Trust for all such taxes and any related expense.

The Trustee and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Trustee will be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct, willful malfeasance on the part of such party or incurred without reckless disregard of such party’s duties and obligations arising out of or in connection with its acceptance or administration of the Trust, including the costs and expenses (including counsel fees) of defending against any claim or liability.

The Trustee, directly or through Depository Trust Company, has possession of all securities and other property in which the Trust invests, all funds held for such investment, all equalization, redemption, and other special funds of the Trust, and all income upon, accretions to, and proceeds of such property and funds. The Trustee segregates, by recordation on its books and records, all securities and/or property held for the Trust. All cash is held on deposit for the Trust and, to the extent not required for reinvestment or payment of Trust expenses, is distributed periodically to Unitholders.

DEPOSITORY

DTC is a limited-purpose trust company and member of the Federal Reserve System.

DISTRIBUTOR

The Distributor is a corporation organized under the laws of the State of Colorado and is located at 1290 Broadway, Suite 1000, Denver, CO 80203. The Distributor is a registered broker-dealer and a member of FINRA. The Sponsor pays the Distributor for its services a flat annual fee of $35,000. The Sponsor will not seek reimbursement for such payment from the Trust without obtaining prior exemptive relief from the SEC.

TRUST AGREEMENT

Beneficial Owners shall not (a) have the right to vote concerning the Trust, except with respect to termination and as otherwise expressly set forth in the Trust Agreement, (b) in any manner control the operation and management of the Trust, or (c) be liable to any other person by reason of any action taken by the Sponsor or the Trustee. The Trustee has the right to vote all of the voting stocks in the Trust. The Trustee votes the voting stocks of each issuer in the same proportionate relationship that all other shares of each such issuer are voted to the extent permissible and, if not permitted, abstains from voting. The Trustee shall not be liable to any person for any action or failure to take any action with respect to such voting matters.

The death or incapacity of any Beneficial Owner does not operate to terminate the Trust nor entitle such Beneficial Owner’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust.

Amendments to the Trust Agreement

The Trust Agreement may be amended from time to time by the Trustee and the Sponsor without the consent of any Beneficial Owners (a) to cure any ambiguity or to correct or supplement any provision that may be defective or inconsistent or to make such other provisions as will not adversely affect the interests of Beneficial Owners; (b) to change any provision as may be required by the SEC; (c) to add or change any provision as may be necessary or advisable for the continuing qualification of the

Trust as a “regulated investment company” under the Code; (d) to add or change any provision as may be necessary to implement a dividend reinvestment plan or service; (e) to add or change any provision as may be necessary or advisable if NSCC or DTC is unable or unwilling to continue to perform its functions; (f) to add or change any provision to conform the adjustments to the Portfolio and the Portfolio Deposit to changes, if any, made by S&P in its method of determining the Index; and (g) to make changes to the Transaction Fee and related amounts as long as they do not exceed 0.30% of the NAV of the Trust per year. The Trust Agreement may also be amended by the Sponsor and the Trustee with the consent of the Beneficial Owners of 51% of the outstanding Units to add provisions to, or change or eliminate any of the provisions of, the Trust Agreement or to modify the rights of Beneficial Owners, although the Trust Agreement may not be amended without the consent of the Beneficial Owners of all outstanding Units if such amendment would (a) permit the acquisition of any securities other than those acquired in accordance with the terms and conditions of the Trust Agreement; (b) reduce the interest of any Beneficial Owner in the Trust; or (c) reduce the percentage of Beneficial Owners required to consent to any such amendment.

Promptly after the execution of an amendment, the Trustee inquires of each DTC Participant, either directly or through a third party, as to the number of Beneficial Owners for whom such DTC Participant holds Units, and provides each such DTC Participant or third party with sufficient copies of a written notice of the substance of such amendment for transmittal by each such DTC Participant to Beneficial Owners.

Termination of the Trust Agreement

The Trust Agreement provides that the Sponsor has the discretionary right to direct the Trustee to terminate the Trust if at any time the net asset value of the Trust is less than $100,000,000, as adjusted for inflation in accordance with the CPI-U at the end of each year from (and including) 1999.

The Trust may be terminated (a) by the agreement of the Beneficial Owners of 66 2/3% of outstanding Units; (b) if DTC is unable or unwilling to continue to perform its functions as set forth under the Trust Agreement and a comparable replacement is unavailable; (c) if NSCC no longer provides clearance services with respect to Units, or if the Trustee is no longer a participant in NSCC; (d) if S&P ceases publishing the Index; or (e) if the License Agreement is terminated. The Trust will be terminated if Units are delisted from the Exchange. The Trust is scheduled to terminate on the first to occur of (a) April 27, 2120 or (b) the date 20 years after the death of the last survivor of eleven persons named in the Trust Agreement, the oldest of whom was born in 1990 and the youngest of whom was born in 1993.

The Trust will terminate if either the Sponsor or the Trustee resigns and a successor is not appointed. The Trust will also terminate if the Trustee is removed or the Sponsor fails to undertake or perform or becomes incapable of undertaking or performing any of the duties required under the Trust Agreement and a successor is not appointed. The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever, however, will not cause the termination of the Trust Agreement or the Trust unless the Trust is terminated as described above.

Prior written notice of the termination of the Trust must be given at least twenty (20) days before termination of the Trust to all Beneficial Owners. The notice must set forth the date on which the Trust will be terminated, the period during which the assets of the Trust will be liquidated, the date on which Beneficial Owners of Units (whether in Creation Unit size aggregations or otherwise) will receive in cash the NAV of the Units held, and the date upon which the books of the Trust shall be closed. The notice shall further state that, as of the date thereof and thereafter, neither requests to create additional Creation Units nor Portfolio Deposits will be accepted, and that, as of the date thereof and thereafter, the portfolio of stocks delivered upon redemption shall be identical in composition and weighting to Portfolio Securities as of such date rather than the stock portion of the Portfolio Deposit as in effect on the date request for redemption is deemed received. Beneficial Owners of Creation Units may, in advance of the Termination Date, redeem in kind directly from the Trust.

Within a reasonable period after the Termination Date, the Trustee shall, subject to any applicable provisions of law, sell all of the Portfolio Securities not already distributed to redeeming Beneficial Owners of Creation Units. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred because of any such sale. The Trustee may suspend such sales upon the occurrence of unusual or unforeseen circumstances, including but not limited to a suspension in trading of a stock, the closing or restriction of trading on a stock exchange, the outbreak of hostilities or the collapse of the economy. The Trustee shall deduct from the proceeds of sale its fees and all other expenses and transmit the remaining amount to DTC for distribution, together with a final statement setting forth the computation of the gross amount distributed. Units not redeemed before termination of the Trust will be redeemed in cash at NAV based on the proceeds of the sale of Portfolio Securities, with no minimum aggregation of Units required.

LEGAL OPINION

The legality of the Units offered hereby has been passed upon by Davis Polk & Wardwell LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AND FINANCIAL STATEMENTS

The September 30, 2024 financial statements included in this prospectus have been so included in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, 101 Seaport Boulevard, Suite 500, Boston, Massachusetts, given on the authority of said firm as experts in auditing and accounting.

CODE OF ETHICS

The Trust has adopted a code of ethics in compliance with Rule 17j-1 requirements under the Investment Company Act of 1940. Subject to pre-clearance, reporting, certification and other conditions and standards, the code permits personnel subject to the code, if any, to invest in Index Securities for their own accounts. The code is designed to prevent fraud, deception and misconduct against the Trust and to provide reasonable standards of conduct. The code is on file with the SEC and available on the SEC’s Internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

INFORMATION AND COMPARISONS RELATING TO

SECONDARY MARKET TRADING AND PERFORMANCE

One important difference between Units and conventional mutual fund shares is that Units are available for purchase or sale on an intraday basis on the Exchange at market prices. In contrast, shares in a conventional mutual fund may be purchased or redeemed only at a price at, or related to, the closing net asset value per share, as determined by the fund. The table below illustrates the distribution relationship of bid/ask spreads to NAV for 2024. This table should help investors evaluate some of the advantages and disadvantages of Units relative to mutual fund shares purchased and redeemed at prices at, or related to, the closing net asset value per share. Specifically, the table illustrates in an approximate way the risks of purchasing or selling Units at prices less favorable than closing NAV and, correspondingly, the opportunities to purchase or sell at prices more favorable than closing NAV.

For the most recent information regarding the Trust’s NAV, market price, premiums and discounts, and bid/ask spreads, please go to www.spdrs.com.

Frequency Distribution of Discounts and Premiums for the Trust:

Bid/Ask Price vs. NAV as of 12/31/24(1)(2)

Range		Calendar Quarter Ending 3/29/2024	Calendar Quarter Ending 6/28/2024	Calendar Quarter Ending 9/30/2024	Calendar Quarter Ending 12/31/2024	Calendar Year 2024
> 200	Days	0	0	0	0	0
Basis Points	%	0.0%	0.0%	0.0%	0.0%	0.0%
150 — 200	Days	0	0	0	0	0
Basis Points	%	0.0%	0.0%	0.0%	0.0%	0.0%
100 — 150	Days	0	0	0	0	0
Basis Points	%	0.0%	0.0%	0.0%	0.0%	0.0%
50 — 100	Days	0	0	0	0	0
Basis Points	%	0.0%	0.0%	0.0%	0.0%	0.0%
25 — 50	Days	0	0	0	0	0
Basis Points	%	0.0%	0.0%	0.0%	0.0%	0.0%
0 — 25	Days	35	39	45	50	169
Basis Points	%	57.4%	61.9%	70.3%	78.1%	67.1%
Total Days	Days	35	39	45	50	169
at Premium	%	57.4%	61.9%	70.3%	78.1%	67.1%
Closing Price	Days	0	0	0	0	0
Equal to NAV	%	0.0%	0.0%	0.0%	0.0%	0.0%
Total Days	Days	26	24	19	14	83
at Discount	%	42.6%	38.1%	29.7%	21.9%	32.9%
0 — -25	Days	26	24	19	14	83
Basis Points	%	42.6%	38.1%	29.7%	21.9%	32.9%
-25 — -50	Days	0	0	0	0	0
Basis Points	%	0.0%	0.0%	0.0%	0.0%	0.0%
-50 — -100	Days	0	0	0	0	0
Basis Points	%	0.0%	0.0%	0.0%	0.0%	0.0%
-100 — -150	Days	0	0	0	0	0
Basis Points	%	0.0%	0.0%	0.0%	0.0%	0.0%
-150 — -200	Days	0	0	0	0	0
Basis Points	%	0.0%	0.0%	0.0%	0.0%	0.0%
< -200	Days	0	0	0	0	0
Basis Points	%	0.0%	0.0%	0.0%	0.0%	0.0%

Close was within 0.25% of NAV 100% of the time throughout 2024.

(1)	Source: NYSE Holdings LLC

(2)	Currently, the bid/ask price is the midpoint of the national best bid and national best offer prices at the time the Trust’s NAV is calculated, ordinarily 4:00 p.m.

Comparison of Total Returns Based on NAV and Bid/Ask Price(1)

as of 12/31/24*

Cumulative Total Return

	1 Year	5 Year	10 Year
Trust
Return Based on NAV (2)(3)(4)(5)	13.57%	61.30%	145.01%
Return Based on Bid/Ask Price (2)(3)(4)(5)	13.62%	61.37%	145.03%
Index	13.93%	63.54%	151.96%

Average Annual Total Return**

	1 Year	5 Year	10 Year
Trust
Return Based on NAV (2)(3)(4)(5)	13.57%	10.03%	9.37%
Return Based on Bid/Ask Price (2)(3)(4)(5)	13.62%	10.04%	9.38%
Index	13.93%	10.34%	9.68%

(1)	Currently, the bid/ask price is the midpoint of the best bid and best offer prices on NYSE Arca at the time the Trust’s NAV is calculated, ordinarily 4:00 p.m.

(2)	Total return figures have been calculated in the manner described above in “Summary — Trust Performance.”

(3)	Includes all applicable ordinary operating expenses set forth above in “Summary — Fees and Expenses of the Trust.”

(4)

Does not include the Transaction Fee, which is payable to the Trustee only by persons purchasing and redeeming Creation Units as discussed above in “Purchases and Redemptions of Creation Units.” If these amounts were reflected, returns to such persons would be less than those shown.

(5)

Does not include brokerage commissions and charges incurred only by persons who make purchases and sales of Units in the secondary market as discussed above in “Exchange Listing and Trading — Secondary Trading on Exchanges.” If these amounts were reflected, returns to such persons would be less than those shown.

*	Source: NYSE Holdings LLC and The Bank of New York Mellon.

**	Total returns assume that dividends and capital gain distributions have been reinvested in the Trust at the NAV.

SPDR S&P MIDCAP 400 ETF TRUST

(“MDY”)

SPONSOR: PDR SERVICES LLC

This prospectus does not include all of the information with respect to MDY set forth in its Registration Statement filed with the SEC in Washington, D.C., under the:

•	Securities Act of 1933 (File No. 33-89088) and

•	Investment Company Act of 1940 (File No. 811-08972).

To obtain copies from the SEC at prescribed rates —

CALL: 1-800-SEC-0330

VISIT: http://www.sec.gov

No person is authorized to give any information or make any representation about MDY not contained in this prospectus, and you should not rely on any other information. Read and keep both parts of this prospectus for future reference.

PDR Services LLC has filed a registration statement on Form S-6 and Form N-8B-2 with the SEC covering the Units. While this prospectus is a part of the registration statement on Form S-6, it does not contain all the exhibits filed as part of the registration statement on Form S-6. You should consider reviewing the full text of those exhibits.

Prospectus dated January 28, 2025